Banknorth Funds
(formerly, Stratevest Funds)

BANKNORTH LARGE CAP CORE FUND
BANKNORTH LARGE CAP GROWTH FUND
BANKNORTH LARGE CAP VALUE FUND
BANKNORTH SMALL/MID CAP CORE FUND
BANKNORTH INTERMEDIATE BOND FUND
BANKNORTH VERMONT MUNICIPAL BOND FUND

CONTENTS

President's Message	1
Management Discussion & Analysis	3
Portfolios of Investments	15
Statement of Assets and Liabilities	44
Statement of Operations	46
Statement of Changes in Net Assets	50
Financial Highlights	54
Combined Notes to Financial Statements	56
Independent Auditor's Report	62

OCTOBER 31, 2001

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for the Banknorth Funds, formerly Stratevest Funds. This report covers the reporting period through August 31, 2001 and includes commentary from the funds' portfolio managers, a complete list of holdings and the financial statements.

The following is a summary of fund activity during the reporting period:

Banknorth Large Cap Core Fund,1 the latest addition to the Banknorth Funds family, began operation on January 8, 2001. This fund seeks to provide investors with long-term capital appreciation through a diversified portfolio of stocks issued by large-cap companies selected through growth-based and value-based strategies. At the end of the reporting period, the fund's portfolio included names like Cisco Systems, Exxon Mobil, Federal Express, the Gap, General Electric, Home Depot, Intel, Microsoft, Pfizer, Procter & Gamble, and Wells Fargo. From June 1, 2001 through end of the reporting period, the fund produced a total return of (8.12)%.2 Funds net assets totaled $43.9 million at the end of the reporting period.

Banknorth Large Cap Growth Fund3 pursues long-term capital appreciation from a diversified portfolio of growth-oriented stocks issued by large-cap companies. At the end of the reporting period, the fund's holdings included AOL Time Warner, Citigroup, Home Depot, IBM, Pfizer, Staples, Texas Instruments, and Verizon. In a difficult environment for growth stocks, the fund produced a total return of (31.98)%2 during the reporting period due to a decline in the value of its holdings. It paid a small capital gain of $0.05 per share. The fund ended the reporting period with net assets totaling $43.6 million.

Banknorth Large Cap Value Fund3 offers the potential for long-term capital appreciation from a diversified portfolio of value-oriented stocks issued by large-cap companies. At the end of the reporting period, the fund's holdings included Air Products & Chemicals, Dow Chemical, Bank of America Corp., Ford, General Motors, Kimberly-Clark, and Sprint Corp. During the reporting period, in which value stock prices did not decline as much as growth stock prices, the fund produced a total return of (9.19)%.2 It paid dividends from income totaling $0.05 per share and a small capital gain of $0.05 per share. At the end of the reporting period, the fund's net assets totaled $97.7 million.

Banknorth Small/Mid Cap Core Fund3 pursues long-term capital appreciation from a diversified portfolio of small-to-mid sized companies selected through growth-based and value-based strategies.4 During the reporting period, which saw a decline in the prices of small and midcap growth stocks, the fund produced a total return of (21.22)%.2 It paid a small capital gain of $0.02 per share. Fund net assets totaled $29 million at the end of the reporting period.

Banknorth Intermediate Bond Fund3 helps investors pursue current income from a diversified, quality portfolio of U.S. government and corporate bonds. During the reporting period, the fund paid dividends totaling $0.49 per share. In a declining interest rate environment, which caused the prices of existing bonds to increase, the fund's net asset value increased by $0.39 per share. Through the dividends and net asset value increase, the fund produced a total return of 9.12%.2 The fund's net assets reached $141.9 million.

Banknorth Vermont Municipal Bond Fund,3 designed for tax-sensitive Vermont residents, offers the potential for current income that is generally exempt from federal regular income tax and Vermont state and municipal personal income tax.5 During the reporting period, the fund's portfolio of high-quality Vermont municipal bonds paid dividends totaling $0.37 per share. In a declining interest rate environment, which caused the prices of existing bonds to increase, the fund's net asset value increased by $0.22 per share. Through the dividends and net asset value increase, the fund produced a total return of 6.00%.2 The fund ended the reporting period with net assets totaling $86.9 million.

While the negative returns that stock investors have been experiencing are unpleasant, I urge you to remember that the short-term volatility, while painful, is part of stock investing. Positive stock performance is best pursued over time--in years if not decades.

Thank you for keeping your money working toward your long-term goals through the professional management and diversification of the Banknorth Funds. We are committed to providing you with the highest level of service as we keep you up-to-date on your investment progress.

Sincerely,

/s/ Peter J. Germain

Peter J. Germain
President
September 30, 2001

1 The Fund is successor to the Investor's Equity Fund, a former series of Forum Funds (Former Fund) pursuant to reorganization that took place on January 8, 2001. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided for periods prior to January 8, 2001, is historical information of the Former Fund.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

3 The Fund is the successor to a portfolio of assets of a common trust fund (CTF), managed by the Adviser, which were transferred to the Fund on October 2, 2000, in exchange for Fund shares.

4 Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

5 Income may be subject to the federal alternative minimum tax.

Management Discussion & Analysis

Banknorth Large Cap Core Fund
(formerly, Stratevest Large Cap Core Fund)

The year ended August 31, 2001 was not the happiest of times for equity investors. Deteriorating economic conditions and the lingering effects of the bursting of the technology bubble had the effect of causing wave after wave of earnings disappointments for many of the large capitalization companies upon which the fund focuses. The Standard & Poor's 500 Index (S&P 500)1 , our most appropriate benchmark, provided a total return of (24.4)% over the 12-month reporting period, and even that figure proved difficult for growth-oriented funds to match.

The Banknorth Large Cap Core Fund performed relatively well in this difficult environment, with a total return of (18.7)% at net asset value that beat the S&P 500 by 5.7%. This was accomplished by assuming a defensive posture that underweighted technology and telecommunications stocks and raised exposure in the more stable health care and financial sectors for much of the year. In addition, we maintained higher than normal levels of cash to provide liquidity and the opportunity to acquire attractive stocks as they were beaten down by the market. We also consciously increased the number of stocks in the portfolio and reduced the extent of exposure to any individual issues.

Despite the tragic events of September 11, 2001, we believe that the U. S. economy will be improving over the coming year. In fact, we have begun to position the fund to take advantage of the favorable stock market that should result by reducing last year's defensive pose and increasing our holdings in companies that we believe should benefit from the recovery, such as the consumer cyclical and industrial sectors. While firm evidence of recovery is still absent, necessary financial stimuli are in place, and there has been at least tentative evidence of firming in the heavily hit manufacturing segment of the U.S. economy. The stock market normally leads the turn in the broader U.S. economy by six months, and we want to be prepared when the opportunity arrives.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Banknorth Large Cap Core Fund
(formerly, Stratevest Large Cap Core Fund)

GROWTH OF $10,000 INVESTED IN BANKNORTH LARGE CAP CORE FUND

The following chart reflects a hypothetical comparison in the change in value of a $10,0001 investment from December 17, 1997 to August 31, 2001, including the maximum sales charge, in Banknorth Large Cap Core Fund, including reinvestment of dividends and distributions, to the S&P 500 Index. Total returns for the index do not reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's returns. The Fund is professionally managed while the index is unmanaged and is not available for investment. During the period, the Fund waived certain fees and expenses; otherwise, total return would have been lower.

$18,000
$16,000
$14,000
$12,000
$10,000
$9,450[1]
$8,000
Banknorth Large Cap Core Fund[2]
S&P 500
$13,005
$12,332
12/17/97
8/31/98
8/31/99
8/31/00
8/31/01

AVERAGE ANNUAL TOTAL RETURN[3] FOR THE PERIOD ENDED AUGUST 31, 2001

1 Year	(23.20)%
Since Inception (12/17/97)	7.35%

Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

2The Fund is the successor to the Investors Equity Fund (Former Fund), a former series of Forum Funds, pursuant to a reorganization that took place on January 8, 2001. Prior to that date, the Fund had no investment operations. The returns provided for periods prior to January 8, 2001, are historical information of the Former Fund. The Former Fund was managed by the Stratevest Group, N.A. and had substantially the same investment policies as the Fund.

3Total return quoted reflects all applicable sales charges.

Banknorth Large Cap Growth Fund
(formerly, Stratevest Large Cap Growth Fund)

Market malaise and economic weakness witnessed prior to the horrific attack on the nation on September 11, 2001, inevitably turned even worse when the stock market opened the following Monday. In the ensuing week the fund lost 12.9%, compared to a 14.3% decline in the Dow Jones Industrials, an 11.6% decline in the S&P 500 Index (S&P 500)1 and a 16.1% decline in the NASDAQ. The Federal Reserve Board trimmed short-term interest rates by half a percentage point, the eighth time this year, but that failed to stimulate the market. Clearly, fears of a recession and the shock to all our lives fueled the fourth steepest weekly decline and the largest point drop ever in the Dow Jones Industrials.

Reviewing performance, on a relative basis, the fund has outperformed its peer group. For the fiscal year ended August 31, 2001, the fund declined in value with an annual total return of (37.6)% at net asset value versus a decline in the Lipper Large Cap Growth Index2 of 44.2%. Year to date through August, the fund declined 19.0% versus 25.9% in the Lipper Large Cap Growth Index.

While recessionary forecasts are now consensus, we ask the central questions: Will the economy be stronger in a year from now? Will corporate earnings be higher a year from now? Our answer is yes--earnings and the economy will be stronger year over year. The anticipated recovery is based on the following variables: strong fiscal stimulus, additional monetary stimulus, lower valuations, large cash levels, and resiliency of the nation overall. Certainly, the market will want to see evidence or visibility. Hence, we expect a "show me" type market that will require patience.

In the mean time, we are in the ongoing process of sorting out short-term implications, depressed stock prices and longer-term potential. The fund's manager continues to heavily overweight the Healthcare sector at 22.6% versus the S&P 500's 14.3%. In these troubled times, healthcare's consistency of earnings growth remains attractive. Steps have been taken to reduce the Technology sector (now close to a market weighting,) and to increase the consumer discretionary weighting to a market weighting. Fund management is also increasing the Consumer Staples sector, an area that is less prone to cyclical swings, albeit with lower growth rates. Some of financial fundamentals of the Large Cap Growth Fund are as follows: market capitalization of $107 billion; year 2000 price-to-earnings of 19.8x; estimated year 2002 price-to-earnings growth of 1.2x, and estimated long term growth rate of 17%. Overall we continue to look for quality, large-sized companies showing stronger than average earnings growth potential at a reasonable price.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

Banknorth Large Cap Growth Fund
(formerly, Stratevest Large Cap Growth Fund)

GROWTH OF $10,000 INVESTMENT IN BANKNORTH LARGE CAP GROWTH FUND
The following chart reflects a hypothetical comparison in the change in value of a $10,0001 investment from May 31, 1999 to August 31, 2001, including the maximum sales charge, in Banknorth Large Cap Growth Fund, including reinvestment of dividends and distributions, to the S&P 500 Index. Total returns for the index do not reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's returns. The Fund is professionally managed while the index is unmanaged and is not available for investment. During the period, the Fund waived certain fees and expenses; otherwise, total return would have been lower.

$16,000
$14,000
$12,000
$10,000
$9,450[1]
$8,000
Banknorth Large Cap Growth Fund[2]
S&P 500
$8,950
$8,535
5/31/99
8/31/99
8/31/00
8/31/01

AVERAGE ANNUAL TOTAL RETURN[3] FOR THE PERIOD ENDED AUGUST 31, 2001

1 Year	(41.00)%
Since Inception (5/31/99)	(6.79)%

Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

2The Fund is the successor to a portfolio of assets of EB Large Cap Growth Stock Fund (Former Fund), a common trust fund managed by the Adviser, which was transferred to the Fund on October 2, 2000 in exchange for Fund shares. The quoted returns are the returns of the Former Fund for periods before October 2, 2000, adjusted to reflect the Fund's expenses. The Former Fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the Former Fund had been registered under the 1940 Act, returns may have been adversely affected.

3Total return quoted reflects all applicable sales charges.

Banknorth Large Cap Value Fund
(formerly, Stratevest Large Cap Value Fund)

The Banknorth Large Cap Value Fund went through two phases during the reporting period October 2, 2000 to August 31, 2001.

The first phase went from inception October 2, 2000 to January 31, 2001. The net asset value (NAV) appreciated by 4.33% during this time. That compared favorably to the S&P 500 Index (S&P 500)1 , which depreciated by (4.53)% during the same period of time.

The favorable performance of Banknorth Large Cap Value Fund in this first phase was due mainly to the fund's 25% allocation to financial stocks and nine percent allocation to technology stocks. The fund's financial stocks performed well as U.S. Treasury yields fell and Federal Reserve Board (the ``Fed'') eased monetary policy. Technology stocks, on the other hand, struggled under the assumption that revenue profit growth for tech sector companies would fall as the economy moved into the early contraction phase of the business cycle.

The second phase went from February 1, 2001 to August 31, 2001. The NAV depreciated by 13.31% during this time. That compared favorably to the S&P 500, which depreciated by 17.02% during the same period of time.

Generally speaking, all sectors of the stock market suffered in this period of time. First, there was the economy wide uncertainty associated with the California energy crisis and the pressure on earnings coming from rising energy prices during the winters of 2000 and 2001. Second, companies were beginning to report and advise investors over mounting pressures on profits from increasing labor costs. Third, many of the multinational companies held in the portfolio suffered sluggish revenue growth from declining export sales coming from the appreciation of the trade weighted value of the dollar during this period. Coupled with rising labor costs, margins came under pressure. Fourth, the U.S. economy quickly went into the late contractionary phase of the business cycle as expressed by the National Association of Purchasing Managers Purchasing Managers Index and the Fed's monetary policy moves and related statements.

The bulk of the depreciation of the fund took place during the week of September 17, 2001 as the September 11, 2001 attacks on the United States increased investor uncertainty via the assumption that the U.S. economy would fall into recession, unemployment increase, and consumer confidence decrease.

Looking forward, fund management believes the core holdings of the fund--financial, consumer discretionary and energy sector stocks--will respond favorably as the country and the economy move away from the September 11, 2001 event.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Banknorth Large Cap Value Fund
(formerly, Stratevest Large Cap Value Fund)

GROWTH OF $10,000 INVESTED IN BANKNORTH LARGE CAP VALUE FUND

The following chart reflects a hypothetical comparison in the change in value of a $10,0001 investment from August 31, 1991 to August 31, 2001, including the maximum sales charge, in Banknorth Large Cap Value Fund, including reinvestment of dividends and distributions, to the Wilshire Target Large Company Value Index3 and the S&P 500/Barra Value Index3 . Total returns for each index do not reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's returns. The Fund is professionally managed while each index is unmanaged and is not available for investment. During the period, the Fund waived certain fees and expenses; otherwise, total return would have been lower.

Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

2The Fund is the successor to a portfolio of assets of CF Value Stock Fund (Former Fund), a common trust fund managed by the Adviser, which was transferred to the Fund on October 2, 2000 in exchange for Fund shares. The quoted returns are the returns of the Former Fund for periods before October 2, 2000, adjusted to reflect the Fund's expenses. The Former Fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the Former Fund had been registered under the 1940 Act, returns may have been adversely affected.

3The investment adviser has elected to change the benchmark index from the Wilshire Target Large Company Value Index to the S&P 500/Barra Value Index. The S&P 500/Barra Value Index is more representative of the securities typically held by the Fund.

4Total return quoted reflects all applicable sales charges.

Banknorth Small/Mid Cap Core Fund
(formerly, Stratevest Small/Mid Cap Core Fund)

The Banknorth Small/Mid Cap Fund has a broad approach to small/mid cap investing, utilizing both growth-oriented and value-oriented stocks to achieve desired target weightings. The fund's managers focus on finding companies with the following characteristics:

strong earnings growth potential; a proven commitment to research and development of new products; strong management teams; and proven effectiveness in the competitive marketplace.

The fund's annual total return, containing small cap and mid cap stocks, was down 22.12% at net asset value for the fiscal year ending August 31, 2001, slightly less than 11% below the Russell Midcap Index.1 Importantly, the performance can be broken into two periods. The underperformance (as compared to the aforementioned Russell Midcap Index) occurred entirely in the first three months of the year (October 2, 2000 to December 31, 2000). This was due in a large extent to the fund's limited exposure to internet stocks and certain healthcare stocks. While fund management has divested the internet holdings, they still believe that the healthcare industry has some impressive opportunities for long term growth. Since the portfolio realignment, the fund, for the period January 1, 2001 through August 31, 2001, has performed in line with the Russell Midcap Index.

Despite the tragic events of September 11, 2001, we believe that the U. S. economy will improve over the coming year. While firm evidence of recovery is still absent, necessary financial stimuli are in place. Since the stock market normally leads the turn in the broader economy by six months, we want to be prepared when the opportunity arrives.

Currently, the Fund is over-weighted in the Healthcare, Consumer Discretionary and Energy sectors. The fund managers feel that the healthcare industry concentration offers a solid defensive position as profitability in those companies have been relatively stable in good times and bad times. They also feel that consumer discretionary (formerly known as Consumer Cyclical) companies--typically retail and auto industry-related businesses--are good investments in recovering economies. Three sectors that the fund has currently under-weighted are Information Technology, Materials and Utilities. In particular, fund management feels that the Information Technology sector has some recovery to do before the sector becomes attractive as an investment.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 The Russell Mid cap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 35% of the total market capitalization of the Russell 1000 Index.

Banknorth Small/Mid Cap Core Fund
(formerly, Stratevest Small/Mid Cap Core Fund)

GROWTH OF $10,000 INVESTED IN BANKNORTH SMALL MID CAP CORE FUND

The following chart reflects a hypothetical comparison in the change in value of a $10,0001 investment from May 31, 1999 to August 31, 2001, including the maximum sales charge, in Banknorth Small/Mid Cap Core Fund, including reinvestment of dividends and distributions, to the Russell 2500 Index3 and the Russell Midcap Index3 . Total returns for each index do not reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's returns. The Fund is professionally managed while each index is unmanaged and is not available for investment. During the period, the Fund waived certain fees and expenses; otherwise, total return would have been lower.

$16,000
$14,000
$12,000
$10,000
$8,000
Banknorth Small/Mid Cap Core Fund2
Russell Midcap Index3
Russell 2500 Index3
$9,4501
$11,894
$10,996
$9,762
5/31/99
8/31/99
8/31/00
8/31/01

AVERAGE ANNUAL TOTAL RETURN[4] FOR THE PERIOD ENDED AUGUST 31, 2001

1 Year	(26.99)%
Since Inception (5/31/99)	(1.06)%

Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

2The Fund is the successor to a portfolio of assets of CF Mid/Small Cap Fund (Former Fund), a common trust fund managed by the Adviser, which was transferred to the Fund on October 2, 2000 in exchange for Fund shares. The quoted returns are the returns of the Former Fund for periods before October 2, 2000, adjusted to reflect the Fund's expenses. The Former Fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the Former Fund had been registered under the 1940 Act, returns may have been adversely affected.

3The investment adviser has elected to change the benchmark index from the Russell 2500 Index to the Russell Midcap Index. The Russell Midcap Index is more representative of the securities typically held by the Fund.

4Total return quoted reflects all applicable sales charges.

Banknorth Intermediate Bond Fund
(formerly, Stratevest Intermediate Bond Fund)

During the last 12 months, interest rates have declined significantly, especially on the shorter end of the yield curve. During the reporting period there have been seven Federal Reserve Board interest rate cuts with the federal funds target rate dropping from 6.5% to 3%.

The aim of the Banknorth Intermediate Bond Fund is to offer a core approach to bond investing, by investing in high-quality government and corporate bonds. At the beginning of the reporting period (October 2, 2000 to August 31, 2001), the fund was more heavily weighted in corporate bonds than its index, the Lehman Intermediate Government/Credit Index.1 This was in anticipation that a stronger U.S. economy would favor performance of corporate bonds over government bonds. As the U.S. economy took longer than expected to begin recovery, corporate bond holdings underperformed U.S. Treasury bonds during this period, and the fund underperformed the index for the year. Primarily, investors had concerns over credit quality of corporate bonds and, when given a choice, chose the relative safety of investing in government bonds. In the second half of the reporting period, performance was in line with the index. Overall, the fund's annual total return was 8.58% at net asset value for the year, however, was more than 3% below the index.

The portfolio structure continues to evolve, with more monies allocated to the Government and Agency sector, which will help to make the fund's overall allocation more similar to the index. The fund's manager will continue to look for opportunities between corporate and government allocations as events dictate and the U.S. economy looks to improve. The average maturity and duration remains in the intermediate term. Overall, the portfolio maturity schedule is spread out over a number of years as a defensive measure against interest rate movement.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 The Lehman Brothers Government/Credit Bond Index is composed of all bonds that are investment grade rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

Banknorth Intermediate Bond Fund
(formerly, Stratevest Intermediate Bond Fund)

GROWTH OF $10,000 INVESTED IN BANKNORTH INTERMEDIATE BOND FUND

The following chart reflects a hypothetical comparison in the change in value of a $10,0001 investment from August 31, 1991 to August 31, 2001, including the maximum sales charge, in Banknorth Intermediate Bond Fund, including reinvestment of dividends and distributions, to the Lehman Brothers Intermediate U.S. Government/Credit Index. Total returns for the index do not reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's returns. The Fund is professionally managed while the index is unmanaged and is not available for investment. During the period, the Fund waived certain fees and expenses; otherwise, total return would have been lower.

$24,000
$20,000
$16,000
$12,000
$10,000
$9,625[1]
$8,000
Banknorth Intermediate Bond Fund[2]
Lehman Brothers Interm. Gov./Credit
$20,295
$16,918
8/31/91
8/31/92
8/31/93
8/31/94
8/31/95
8/31/96
8/31/97
8/31/98
8/31/99
8/31/00
8/31/01

AVERAGE ANNUAL TOTAL RETURN[3] FOR THE PERIOD ENDED AUGUST 31, 2001

1 Year	4.52%
5 Years	5.00%
10 Years	5.40%

Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.75% ($10,000 investment minus $375 sales charge = $9,625).

2The Fund is the successor to a portfolio of assets of CF Max Income Bond Fund (Former Fund), a common trust fund managed by the Adviser, which was transferred to the Fund on October 2, 2000 in exchange for Fund shares. The quoted returns are the returns of the Former Fund for periods before October 2, 2000, adjusted to reflect the Fund's expenses. The Former Fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the Former Fund had been registered under the 1940 Act, returns may have been adversely affected.

3Total return quoted reflects all applicable sales charges.

Banknorth Vermont Municipal Bond Fund
(formerly, Stratevest Vermont Municipal Bond Fund)

During the last 12 months, interest rates have declined significantly, especially on the shorter end of the yield curve. During this period, there have been seven Federal Reserve Board interest rate cuts with federal funds target rate dropping from 6.5% to 3%.

The Banknorth Vermont Municipal Bond Fund's 1-year total return was 5.05% at net asset value. This performance is less than many intermediate municipal indices, however, there is no Vermont index for appropriate comparison.

The fund has an average maturity and duration in the intermediate term1 and invests primarily in high- quality Vermont paper, with less than 1% currently invested in out of state issues. Our largest issuers include the State of Vermont, Vermont Municipal Bond Bank, Vermont Housing Finance Agency, Vermont Student Assistance Corp. and Vermont Education and Health for St. Michael's College.

The Vermont economy generally lags the U.S. economy as a whole. Unemployment rates are currently lower than the national average and job growth has been strong, although some layoffs are occurring now. The state also carries a AA-rating. These factors all combine in helping to keep demand high for Vermont municipal investments.

Recently, the fund has been investing in maturities in the 18-month range because fund managers anticipate interest rate improvements as the U.S. economy recovers. Therefore, they are positioning the portfolio to take advantage of future higher rates. Overall, the portfolio maturity schedule is spread out over a number of years as a defensive measure against interest rate movement.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are sensitive to changes in interest rates than securities of shorter durations.

Banknorth Vermont Municipal Bond Fund
(formerly, Stratevest Vermont Municipal Bond Fund)

GROWTH OF $10,000 INVESTED IN BANKNORTH VERMONT MUNICIPAL BOND FUND

The following chart reflects a hypothetical comparison in the change in value of a $10,0001 investment from August 31, 1991 to August 31, 2001, including the maximum sales charge, in Banknorth Vermont Municipal Bond Fund, including reinvestment of dividends and distributions, to the Lehman Brothers 5-year Municipal Bond Index. Total returns for the index do not reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's returns. The Fund is professionally managed while the index is unmanaged and is not available for investment. During the period, the Fund waived certain fees and expenses; otherwise, total return would have been lower.

$20,000
$16,000
$12,000
$10,000
$9,625[1]
$8,000
Banknorth Vermont Municipal Bond Fund[2]
Lehman Bros. 5 Year Muni. Bond Index
$18,288
$15,057
8/31/91
8/31/92
8/31/93
8/31/94
8/31/95
8/31/96
8/31/97
8/31/98
8/31/99
8/31/00
8/31/01

AVERAGE ANNUAL TOTAL RETURN[3] FOR THE PERIOD ENDED AUGUST 31, 2001

1 Year	1.15%
5 Years	3.24%
10 Years	4.18%

Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.75% ($10,000 investment minus $375 sales charge = $9,625).

2The Fund is the successor to a portfolio of assets of CF Vermont Tax Exempt Fund (Former Fund), a common trust fund managed by the Adviser, which was transferred to the Fund on October 2, 2000 in exchange for Fund shares. The quoted returns are the returns of the Former Fund for periods before October 2, 2000, adjusted to reflect the Fund's expenses. The Former Fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the Former Fund had been registered under the 1940 Act, returns may have been adversely affected.

3Total return quoted reflects all applicable sales charges.

Portfolio of Investments

Banknorth Funds (formerly, Stratevest Funds)
August 31, 2001

BANKNORTH LARGE CAP CORE FUND
(formerly, Stratevest Large Cap Core Fund)

Shares	Security Name	Value
	COMMON STOCK--98.5%
	Apparel & Accessory Stores--1.5%
34,000	Gap, Inc.	$668,100

	Apparel & Other Finished Products Made From Fabrics--1.3%
18,000	Jones Apparel Group, Inc. +	574,200

	Building Construction-General Contractors & Operative Builders--1.5%
15,000	Centex Corp.	657,000

	Building Materials, Hardware, Garden Supply & Mobile Home Dealers--2.4%
22,500	Home Depot, Inc.	1,033,875

	Business Services--6.6%
9,000	Automatic Data Processing, Inc.	465,840
12,000	Electronic Data Systems Corp.	707,760
30,000	Microsoft Corp. +	1,711,500

		2,885,100

	Chemicals & Allied Products--12.0%
19,500	Abbott Laboratories	969,150
24,000	Air Products and Chemicals, Inc.	1,017,600
15,000	Colgate-Palmolive Co.	812,250
18,000	Ecolab, Inc.	721,440
22,500	Pfizer, Inc.	861,975
11,800	Procter & Gamble Co.	874,970

		5,257,385

	Communications--2.6%
11,000	BellSouth Corp.	410,300
18,000	SBC Communications, Inc.	736,380

		1,146,680

	Domestic Depository Institutions--6.9%
25,999	Citigroup, Inc.	1,189,500
24,000	Washington Mutual, Inc.	898,560
20,000	Wells Fargo & Co.	920,200
		3,008,260
	Electric, Gas & Sanitary Services--2.4%
25,000	Dynegy, Inc.	1,054,250

	Electronic & Other Electrical Equipment & Components, Except Computer Equipment--6.9%
48,000	American Power Conversion Corp. +	663,840
12,000	General Electric Co.	491,760
50,000	Intel Corp.	1,398,000
15,000	Texas Instruments, Inc.	496,500

		3,050,100

	Fabricated Metal Products, Except Machinery & Transportation Equipment--1.1%
8,000	Illinois Tool Works, Inc.	500,080

	Food & Kindred Products--2.1%
20,000	McCormick & Co.	904,000

	General Merchandise Stores--2.1%
27,000	Target Corp.	935,550

	Health Services--1.6%
35,000	Health Management Associates, Inc. +	698,250

	Home Furniture, Furnishings & Equipment Stores--0.9%
15,000	Linens 'N Things, Inc. +	390,000

	Industrial & Commercial Machinery & Computer Equipment--6.5%
17,000	Applied Materials, Inc. +	732,530
45,000	Cisco Systems, Inc. +	734,850
28,000	Solectron Corp. +	380,800
15,000	United Technologies Corp.	1,026,000

		2,874,180

	Insurance Agents, Brokers & Service--1.7%
8,000	Marsh & McLennan Companies, Inc.	743,200

	Insurance Carriers--2.1%
12,000	American International Group, Inc.	938,400

	Measuring, Analyzing, and Controlling Instruments; Photographic, Medical and Opt--4.8%
10,000	Danaher Corp.	555,700
16,000	Medtronic, Inc.	728,640
15,000	Stryker Corp.	822,450

		2,106,790

	Miscellaneous Retail--1.4%
40,000	Staples, Inc. +	602,000

	Nondepository Credit Institutions--4.6%
12,925	FNMA	985,014
30,000	MBNA Corp.	1,042,800

		2,027,814

	Oil & Gas Extraction--3.1%
17,000	Anadarko Petroleum Corp.	879,750
25,000	Ocean Energy, Inc.	471,250

		1,351,000

	Paper & Allied Products--1.8%
18,000	Bemis Company, Inc.	787,680

	Petroleum Refining & Related Industries--2.7%
29,400	Exxon Mobil Corp.	1,180,410

	Printing, Publishing & Allied Industries--4.2%
30,000	Banta Corp.	899,700
15,000	Gannett Company, Inc.	924,900

		1,824,600

	Security & Commodity Brokers, Dealers, Exchanges & Service--2.1%
22,000	Franklin Resources, Inc.	902,660

	Transportation By Air--2.4%
25,000	Fedex Corp. +	1,052,500

	Water Transportation--2.1%
30,000	Carnival Corp.	938,400

	Wholesale Trade-Durable Goods--2.6%
22,000	Johnson & Johnson	1,159,620

	Wholesale Trade-Nondurable Goods--4.5%
12,000	Cardinal Health, Inc.	875,280
40,000	Sysco Corp.	1,120,800

		1,996,080

	TOTAL COMMON STOCK (Cost $35,180,365)	43,248,164

	SHORT-TERM INVESTMENTS--3.1%
1,370,019	Daily Assets Treasury Obligations Fund	1,370,019

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,370,019)	1,370,019

	TOTAL INVESTMENTS IN SECURITIES (Cost $36,550,384)--101.6%	44,618,183
	Other Assets and Liabilities, Net--(1.6)%	(688,507)

	TOTAL NET ASSETS--100.0%	$43,929,676

+ Non-income earning securities.

BANKNORTH LARGE CAP GROWTH FUND
(formerly, Stratevest Large Cap Growth Fund)

Shares	Security Name	Value
	COMMON STOCK--98.9%
	Building Materials, Hardware, Garden Supply & Mobile Home Dealers--4.3%
41,000	Home Depot, Inc.	$1,883,950

	Business Services--13.1%
33,000	AOL Time Warner, Inc. +	1,232,550
32,850	Automatic Data Processing, Inc.	1,700,316
22,000	Interpublic Group of Cos., Inc.	595,760
22,212	Microsoft Corp. +	1,267,195
83,240	Sun Microsystems, Inc. +	953,098

		5,748,919

	Chemicals & Allied Products--18.6%
50,288	Amgen, Inc. +	3,233,518
11,500	Bristol-Myers Squibb Co.	645,610
44,000	Elan Corp. PLC Sponsored ADR +	2,285,800
51,591	Pfizer, Inc.	1,976,451

		8,141,379

	Communications--3.9%
27,060	Verizon Communications, Inc.	1,353,000
29,650	WorldCom Group +	381,299

		1,734,299

	Depository Institutions--4.4%
14,000	The Bank of New York Company, Inc.	555,800
29,333	Citigroup, Inc.	1,341,985

		1,897,785

	Electric, Gas & Sanitary Services--3.5%
15,000	Calpine Corp. +	495,300
31,715	Williams Cos., Inc.	1,032,323

		1,527,623

	Electronic & Other Electrical Equipment & Components, Except Computer Equipment--13.7%
20,400	Analog Devices, Inc. +	974,712
2,000	CIENA Corp. +	34,240
8,770	Emerson Electric Co.	470,072
38,000	General Electric Co.	1,557,240
52,352	Intel Corp.	1,463,762
25,300	Nokia Corp. Sponsored ADR	398,222
32,000	Texas Instruments, Inc.	1,059,200

		5,957,448

	Engineering, Accounting, Research, Management & Related Services--1.5%
23,000	Halliburton Co.	640,780

	Food Stores--1.8%
30,000	Kroger Co. +	798,600

	General Merchandise Stores--0.8%
10,000	TJX Cos., Inc.	351,000

	Industrial & Commercial Machinery & Computer Equipment--4.9%
43,720	Cisco Systems, Inc.+	713,948
16,000	EMC Corp. +	247,360
11,600	IBM Corp.	1,160,000

		2,121,308

	Insurance Carriers--5.2%
28,791	American International Group, Inc.	2,251,456

	Measuring, Analyzing, & Controlling Instruments; Photographic, Medical & Optical Goods--2.5%
24,300	Medtronic, Inc.	1,106,622

	Miscellaneous Retail--2.0%
57,500	Staples Inc. +	865,375

	Nondepository Credit Institutions--4.5%
19,058	FNMA	1,452,410
15,000	MBNA Corp.	521,400

		1,973,810

	Oil & Gas Extraction--4.0%
10,000	Anadarko Petroleum Corp.	517,500
25,000	Schlumberger Ltd.	1,225,000

		1,742,500

	Petroleum Refining & Related Industries--3.3%
36,000	Exxon Mobil Corp.	1,445,400

	Printing, Publishing & Allied Industries--1.7%
17,000	Viacom, Inc.--Class A +	721,480

	Security & Commodity Brokers, Dealers, Exchanges & Services--1.0%
8,000	Morgan Stanley Dean Witter & Co.	426,800

	Wholesale Trade-Durable Goods--4.2%
34,634	Johnson & Johnson	1,825,559

	TOTAL COMMON STOCK (Cost $37,764,262)	43,162,093

	SHORT-TERM INVESTMENTS--0.4%
166,051	Forum Daily Assets Treasury Obligations Fund	166,051

	TOTAL SHORT-TERM INVESTMENTS (Cost $166,051)	166,051

	TOTAL INVESTMENTS IN SECURITIES (Cost $37,930,313)-- 99.3%	43,328,144
	Other Assets and Liabilities, Net--0.7%	300,953

	TOTAL NET ASSETS-- 100.0%	$43,629,097

+ Non-income earning securities.

BANKNORTH LARGE CAP VALUE FUND
(formerly, Stratevest Large Cap Value Fund)

Shares	Security Name	Value
	COMMON STOCK--98.9%
	Business Services--5.2%
75,100	AOL Time Warner, Inc. +	$2,804,985
61,000	Computer Sciences Corp. +	2,293,600

		5,098,585

	Chemicals & Allied Products--9.2%
85,000	Air Products and Chemicals, Inc.	3,604,000
80,500	Dow Chemical Co.	2,822,330
35,000	Procter & Gamble Co.	2,595,250

		9,021,580

	Communications--6.8%
60,642	Sprint Corp. (FON Group)	1,415,384
50,979	Telefonica SA Sponsored ADR +	1,797,010
68,000	Verizon Communications, Inc.	3,400,000

		6,612,394

	Depository Institutions--15.9%
70,700	Bank of America Corp.	4,348,050
121,700	BB&T Corp.	4,476,126
60,000	FleetBoston Financial Corp.	2,209,800
66,000	Suntrust Banks, Inc.	4,507,800

		15,541,776

	Electric, Gas & Sanitary Services--5.8%
48,400	Dominion Resources, Inc.	3,046,780
95,000	XCEL Energy, Inc.	2,603,000

		5,649,780

	Electronic & Other Electrical Equipment & Components, Except Computer Equipment--2.9%
100,000	Intel Corp.	2,796,000

	Furniture & Fixtures--2.4%
31,500	Johnson Controls, Inc.	2,307,375

	Industrial & Commercial Machinery & Computer Equipment--3.5%
42,000	Baker Hughes, Inc.	1,383,480
88,660	Hewlett-Packard Co.	2,057,799

		3,441,279

	Insurance Carriers--7.8%
69,900	Ace, Ltd.	2,318,583
42,000	MGIC Investment Corp.	2,935,800
58,500	St. Paul Cos., Inc.	2,458,755

		7,713,138

	Measuring, Analyzing, & Controlling Instruments; Photographic, Medical & Optical Goods--4.7%
44,100	Baxter International, Inc.	2,275,560
63,550	Becton, Dickinson and Co.	2,283,352

		4,558,912

	Nondepository Credit Institutions--3.4%
43,000	FNMA	3,277,030

	Oil & Gas Extraction--4.8%
74,350	Enron Corp.	2,601,507
123,000	Repsol SA ADR	2,079,930

		4,681,437

	Paper & Allied Products--2.5%
40,000	Kimberly-Clark Corp.	2,482,000

	Petroleum Refining & Related Industries--8.8%
58,000	BP Amoco PLC ADR	2,951,040
104,500	Conoco, Inc.--Class B	3,095,290
64,400	Exxon Mobil Corp.	2,585,660

		8,631,990

	Transportation Equipment--12.3%
116,000	Ford Motor Co.	2,304,920
53,000	General Motors Corp.	2,901,750
95,000	Goodrich Corp.	3,044,750
100,850	Honeywell International, Inc.	3,757,671

		12,009,091

	Water Transportation--2.9%
90,500	Carnival Corp.	2,830,840

	TOTAL COMMON STOCK (Cost $60,417,419)	96,653,207
	SHORT-TERM INVESTMENTS--0.7%
698,211	Daily Assets Treasury Obligations Fund	698,211

	TOTAL SHORT-TERM INVESTMENTS (Cost $698,211)	698,211

	TOTAL INVESTMENTS IN SECURITIES (Cost $61,115,630)-- 99.6%	97,351,418
	Other Assets and Liabilities, Net--0.4%	360,546

	TOTAL NET ASSETS-- 100.0%	$97,711,964

+ Non-income earning securities.

BANKNORTH SMALL/MID CAP CORE FUND
(formerly, Stratevest Small/Mid Cap Core Fund)

Shares	Security Name	Value
	COMMON STOCK--99.7%
	Apparel & Other Finished Products Made From Fabrics & Similar Materials--4.5%
41,139	Jones Apparel Group, Inc. +	$1,312,334

	Business Services--8.7%
14,100	Adobe Systems, Inc.	473,901
35,385	Electronics for Imaging, Inc. +	723,977
32,400	SEI Investments Co.	1,329,696

		2,527,574

	Chemicals & Allied Products--18.0%
23,600	Ecolab, Inc.	945,888
17,280	Elan Corporation plc Sponsored ADR +	897,696
23,786	Genzyme Corp. +	1,347,239
23,515	Novo Nordisk Sponsored ADR	978,224
18,866	Watson Pharmaceuticals, Inc. +	1,058,382

		5,227,429

	Communications--2.1%
6,580	United States Cellular Corp. +	340,515
9,140	Western Wireless Corp. +	282,700

		623,215

	Depository Institutions--3.0%
12,700	Commerce Bancorp, Inc.	857,885

	Eating & Drinking Places--5.1%
49,118	The Cheesecake Factory +	1,493,187

	Electric, Gas & Sanitary Services--2.8%
19,600	Dynegy, Inc.	826,532

	Electronic & Other Electrical Equipment & Components, Except Computer Equipment--5.0%
16,950	L-3 Communications Holdings, Inc. +	1,137,345
16,000	Scientific-Atlanta, Inc.	328,640

		1,465,985

	Electronic Components and Accessories--5.4%
15,310	Amkor Technology, Inc. +	250,777
33,333	Molex, Inc.	1,052,323
12,375	Tollgrade Communications, Inc. +	268,538

		1,571,638

	Food & Kindred Products--3.9%
25,000	McCormick & Co.	1,130,000

	Home Furniture, Furnishings & Equipment Stores--4.1%
45,400	Linens 'N Things, Inc. +	1,180,400
	Insurance Carriers--8.0%
13,200	Ambac Financial Group, Inc.	781,440
12,500	Jefferson-Pilot Corp.	581,500
24,200	Radian Group, Inc.	970,662

		2,333,602

	Investment Management and Advisory Services--1.9%
16,600	Eaton Vance Corp.	549,460

	Measuring, Analyzing, & Controlling Instruments; Photographic, Medical & Optical Goods--7.5%
49,200	Fossil, Inc. +	1,009,092
51,500	Kensey Nash Corp. +	1,177,805

		2,186,897

	Miscellaneous Manufacturing Industries--4.2%
23,376	Tyco International Ltd.	1,214,383

	Oil & Gas Extraction--9.6%
16,750	Kerr-McGee Corp.	978,368
59,850	Ocean Energy, Inc.	1,128,173
23,080	Transocean Sedco Forex	667,012

		2,773,553

	Real Estate--2.2%
19,000	LNR Property Corp.	626,810

	Semiconductors & Related Devices--3.7%
20,200	Cree Research, Inc. +	423,594
17,250	Semtech Corp. +	643,943

		1,067,537

	TOTAL COMMON STOCK (Cost $22,587,114)	28,968,421

	SHORT-TERM INVESTMENTS--0.5%
131,441	Daily Assets Treasury Obligation Fund	131,441

	TOTAL SHORT-TERM INVESTMENTS (Cost $131,441)	131,441

	TOTAL INVESTMENTS IN SECURITIES (Cost $22,718,555)-- 100.2%	29,099,862
	Other Assets and Liabilities, Net--(0.2)%	(50,014)

	TOTAL NET ASSETS--100.0%	$29,049,848

+ Non-income earning securities.

BANKNORTH INTERMEDIATE BOND FUND
(formerly, Stratevest Intermediate Bond Fund)

Principal	Security Name	Interest Rate	Maturity Date	Value
	CORPORATE BONDS & NOTES--75.2%
	Apparel & Accessory Stores--2.2%
$2,950,000	Gap, Inc.	6.90	09/15/07	$3,058,032

	Automotive Repair, Services & Parking--0.3%
500,000	Hertz Corp.	6.38	10/15/05	510,036

	Building Materials, Hardware, Garden Supply & Mobile Home Dealers--0.6%
900,000	Lowe's Cos., Inc.	6.38	12/15/05	929,720

	Business Services--1.3%
1,000,000	Electronic Data Systems	7.13	10/15/09	1,059,502
750,000	First Data Corp.	6.75	07/15/05	788,588

				1,848,090

	Chemicals & Allied Products-- 3.3%
500,000	Abbott Laboratories	6.40	12/01/06	527,459
150,000	American Home Products Corp.	6.50	10/15/02	153,547
600,000	Du Pont (E.I.) de Nemours & Co.	6.50	09/01/02	616,649
900,000	Du Pont (E.I.) de Nemours & Co.	6.75	10/15/02	929,040
1,260,000	Eli Lilly & Co.	8.13	12/01/01	1,273,759
1,000,000	Eli Lilly & Co.	7.13	06/01/25	1,094,101
45,000	Gillette Co.	6.25	08/15/03	46,818

				4,641,373

	Communications--8.1%
1,000,000	360 Communications Co.	6.65	01/15/08	1,000,382
1,000,000	AT&T Corporation	7.13	01/15/02	1,009,111
250,000	GTE South Inc.	6.13	06/15/07	255,243
500,000	New York Telephone Co.	6.00	04/15/08	503,902
490,000	Northwestern Bell Telephone	6.00	09/04/01	490,000
800,000	Pacific Bell	7.25	07/01/02	823,465
2,000,000	Pacific Bell	6.25	03/01/05	2,080,214
700,000	Pacific Bell	6.88	08/15/06	742,440
1,500,000	Southern Bell Telephone & Telegraph	6.00	10/01/04	1,500,666
1,200,000	Southern New England Telecommunications	7.00	08/15/05	1,264,898
500,000	Southwest Bell Corp.	5.75	09/01/04	497,849
1,300,000	US West Communications	6.63	09/15/05	1,328,757

				11,496,927

	Depository Institutions--12.3%
1,000,000	ABN Amro Bank, Chicago	7.55	06/28/06	1,085,991
2,025,000	ABN Amro Bank, North America Finance Inc.	8.25	08/01/09	2,172,078
275,000	Bank of New York Co., Inc.	7.63	07/15/02	284,235
1,000,000	Bank of New York Co., Inc.	6.63	06/15/03	1,039,451
200,000	Bank One Arizona	6.00	09/15/05	203,215
250,000	BankAmerica Corp.	7.63	06/15/04	269,258
1,000,000	BankBoston NA	6.50	12/19/07	1,026,749
400,000	Bankers Trust New York Co.	6.75	10/03/01	400,891
1,000,000	Chemical Bank	6.63	08/15/05	1,041,236
1,500,000	Citicorp, Inc.	7.13	09/01/05	1,600,220
2,000,000	Citigroup, Inc.	6.20	03/15/09	2,038,060
500,000	Commercial Credit Co.	6.50	06/01/05	522,071
1,160,000	Mellon Bank N.A.	7.00	03/15/06	1,238,458
1,000,000	Mercantile Bancorp.	7.30	06/15/07	1,074,737
500,000	National City Corp.	6.63	03/01/04	522,429
655,000	Salomon Smith Barney Holdings	6.63	11/15/03	682,887
500,000	Salomon Smith Barney Holdings	6.38	10/01/04	519,117
500,000	Southtrust Bank	7.00	11/15/08	511,355
1,250,000	Suntrust Banks	6.25	06/01/08	1,274,804

				17,507,242

	Eating & Drinking Places--0.4%
500,000	McDonald's Corp.	6.50	08/01/07	524,645

	Electric, Gas & Sanitary Services--7.0%
500,000	Alabama Power Co.	5.49	11/01/05	498,868
1,000,000	Alabama Power Co.	7.13	10/01/07	1,064,678
1,030,000	Carolina Power & Light Co.	5.88	01/15/04	1,050,156
250,000	Carolina Power & Light Co.	7.88	04/15/04	267,108
1,000,000	Carolina Power & Light Co.	6.80	08/15/07	1,057,631
50,000	Carolina Telegraph & Telephone	6.13	05/01/03	51,140
50,000	Consolidated Edison	6.38	04/01/03	51,237
500,000	Consolidated Edison	6.45	12/01/07	511,434
1,300,000	Consolidated Edison	8.13	05/01/10	1,450,301
250,000	FPL Group Capital, Inc.	6.88	06/01/04	260,106
600,000	Midamerican Energy Co.	6.38	06/15/06	603,101
250,000	Potomac Electric Power Co.	7.60	01/22/02	253,476
1,650,000	Public Service Electric & Gas Co.	6.50	05/01/04	1,716,936
1,050,000	Public Service Electric & Gas Co.	6.75	03/01/06	1,090,698

				9,926,870

	Electronic & Other Electrical Equipment & Components, Except Computer Equipment--1.6%
1,000,000	General Electric Capital Corp.	5.50	11/01/01	1,001,159
1,300,000	Sony Corp.	6.13	03/04/03	1,337,327

				2,338,486

	Engineering, Accounting, Research, Management & Related Services--0.4%
490,000	Halliburton Co.	6.30	08/05/02	498,799

	Food & Kindred Products--1.2%
500,000	Campbell Soup Co.	6.15	12/01/02	510,557
250,000	Coca-Cola Enterprises, Inc.	7.88	02/01/02	254,133
940,000	Pepsico, Inc.	7.05	05/15/06	976,496

				1,741,186

	General Merchandise Stores--4.2%
500,000	Dayton Hudson Corp.	7.25	09/01/04	539,887
1,250,000	Sears Roebuck and Co.	6.25	01/15/04	1,278,135
1,850,000	Wal-Mart Stores, Inc.	6.75	05/15/02	1,886,989
2,150,000	Wal-Mart Stores, Inc.	6.38	03/01/03	2,225,239

				5,930,250

	Industrial & Commercial Machinery & Computer Equipment--4.3%
1,000,000	Baker Hughes, Inc.	6.25	01/15/09	1,019,997
1,800,000	IBM Corp.	7.25	11/01/02	1,864,782
2,000,000	IBM Corp.	6.45	08/01/07	2,103,014
1,000,000	IBM Corp.	7.00	10/30/25	1,047,219

				6,035,012

	Insurance Agents, Brokers & Service--0.2%
300,000	Marsh & McLennan Cos., Inc.	6.63	06/15/04	314,947

	Insurance Carriers--1.8%
500,000	American General Finance	6.38	03/01/03	517,229
1,500,000	CNA Financial Corp	6.45	01/15/08	1,448,408
500,000	First Colony Corp.	6.63	08/01/03	520,135

				2,485,772

	Measuring, Analyzing, & Controlling Instruments; Photographic, Medical & Optical Goods--0.7%
1,000,000	Baxter International, Inc.	7.13	02/01/07	1,061,765

	Miscellaneous Manufacturing Industries--0.4%
500,000	Tyco International Ltd.	6.38	01/15/04	517,655

	Motion Pictures-- 2.0%
2,550,000	Walt Disney Co.	6.75	03/30/06	2,699,853
200,000	Walt Disney Co.	5.62	12/01/08	193,502

				2,893,355

	Nondepository Credit Institutions--0.2%
300,000	Household Finance Corp.	7.20	07/15/06	320,928

	Paper & Allied Products--0.4%
500,000	International Paper Co.	7.63	08/01/04	532,123

	Petroleum Refining & Related Industries--0.9%
750,000	Shell Oil Co.	6.70	08/15/02	772,307
303,000	Sherwin-Williams Co.	6.85	02/01/07	311,040
200,000	Texaco Capital Inc.	6.00	06/15/05	206,539

				1,289,886

	Railroad Transportation--0.1%
150,000	CSX Transportation	6.87	08/15/03	156,767

	Rubber & Miscellaneous Plastics Products--0.4%
500,000	Newell Rubbermaid	6.60	11/15/06	509,156

	Security & Commodity Brokers, Dealers, Exchanges & Services--8.7%
500,000	Bear Stearns Cos., Inc.	6.63	01/15/04	517,893
1,000,000	Bear Stearns Cos., Inc.	7.00	03/01/07	1,050,681
1,000,000	Dean Witter Discover & Co.	6.88	03/01/03	1,040,444
1,000,000	Dean Witter Discover & Co.	6.50	11/01/05	1,034,823
500,000	Dean Witter Discover & Co.	6.30	01/15/06	513,759
1,000,000	Goldman Sachs Group, Inc.	7.35	10/01/09	1,069,021
1,500,000	Lehman Brothers Holdings, Inc.	8.50	08/01/15	1,735,805
250,000	Merrill Lynch & Co., Inc.	7.38	08/17/02	258,529
3,950,000	Merrill Lynch & Co., Inc.	6.55	08/01/04	4,155,420
660,000	Paine Webber Group Inc.	7.39	10/16/17	707,265
250,000	Transamerica Financial Corp.	7.50	03/15/04	264,935

				12,348,575

	Stone, Clay, Glass & Concrete Products--0.1%
150,000	CSR America, Inc.	6.88	07/21/05	154,741
	Transportation Equipment--12.1%
1,000,000	Boeing Co.	6.35	06/15/03	1,042,136
1,000,000	Daimler Chrysler	7.40	01/20/05	1,060,510
1,300,000	Ford Motor Co.	7.25	10/01/08	1,361,552
1,000,000	Ford Motor Credit Co.	6.50	02/28/02	1,011,739
250,000	Ford Motor Credit Co.	7.50	01/15/03	259,897
1,000,000	Ford Motor Credit Co.	6.13	01/09/06	1,006,113
150,000	General Motors Corp.	7.00	06/15/03	156,176
1,000,000	General Motors Corp.	6.25	05/01/05	1,029,121
1,995,000	General Motors Corp.	7.10	03/15/06	2,103,035
1,000,000	General Motors Corp.	6.38	05/01/08	1,012,814
2,000,000	General Motors Corp.	7.20	01/15/11	2,087,416
975,000	General Motors Acceptance Corp.	6.75	06/10/02	997,468
200,000	General Motors Acceptance Corp.	7.00	09/15/02	205,937
500,000	General Motors Acceptance Corp.	6.63	10/01/02	513,536
500,000	General Motors Acceptance Corp.	7.13	05/01/03	520,757
1,000,000	General Motors Acceptance Corp.	6.63	10/15/05	1,034,414
1,675,000	USL Capital Corp.	6.63	05/15/03	1,728,392

				17,131,013

	TOTAL CORPORATE BONDS & NOTES (Cost $102,537,479)			106,703,351

	FOREIGN BONDS--0.2%
300,000	Province of Ontario Global Bond	8.00	10/17/01	301,446

	TOTAL FOREIGN BONDS (Cost $301,797)			301,446

	U.S. GOVERNMENT AGENCY SECURITIES--13.4%
	Federal Farm Credit Bank--0.7%
1,000,000	Federal Farm Credit Bank	6.40	08/15/11	1,017,615

	Federal Home Loan Bank--7.6%
2,000,000	Federal Home Loan Bank	5.56	09/24/01	2,002,372
200,000	Federal Home Loan Bank	5.30	01/25/02	201,487
400,000	Federal Home Loan Bank	6.27	06/07/06	408,163
1,000,000	Federal Home Loan Bank	6.00	06/20/07	1,026,004
1,000,000	Federal Home Loan Bank	6.09	06/04/08	1,027,294
2,000,000	Federal Home Loan Bank	6.30	09/18/08	2,002,212
2,000,000	Federal Home Loan Bank	6.17	04/17/08	2,047,484
1,000,000	Federal Home Loan Bank	6.25	03/01/11	1,024,861
1,000,000	Federal Home Loan Bank	6.30	08/09/11	1,018,469

				10,758,346

	Federal Home Loan Mortgage Corporation--0.7%
900,000	Federal Home Loan Mortgage Corporation	7.21	03/19/07	918,341
2,014	Federal Home Loan Mortgage Corporation	9.50	09/01/09	2,133
5,829	Federal Home Loan Mortgage Corporation	9.00	10/01/04	6,043

				926,517

	Federal National Mortgage Association--2.5%
750,000	Federal National Mortgage Association	7.50	02/11/02	763,294
1,500,000	Federal National Mortgage Association	5.75	04/15/03	1,545,980
800,000	Federal National Mortgage Association	7.00	06/25/07	822,374
450,000	Federal National Mortgage Association	6.40	12/26/07	460,092
4,872	Federal National Mortgage Association	9.40	07/25/03	4,955

				3,596,695

	Government National Mortgage Association--1.9%
1,806	Government National Mortgage Association	11.00	12/15/09	2,021
21,651	Government National Mortgage Association	9.50	04/15/16	24,047
495,809	Government National Mortgage Association	6.50	04/15/28	501,497
20,664	Government National Mortgage Association	6.50	03/15/26	20,964
820,088	Government National Mortgage Association	6.50	04/15/28	829,496
806,546	Government National Mortgage Association	6.50	04/15/28	815,798
551,040	Government National Mortgage Association	6.50	04/15/28	557,361
				2,751,184

	TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $18,792,470)			19,050,357

	U.S. TREASURY SECURITIES--7.5%
1,000,000	U.S. Treasury Bonds	6.50	08/15/05	1,081,090
9,000,000	U.S. Treasury Bonds	5.88	11/15/05	9,541,760

	TOTAL U.S. TREASURY SECURITIES (Cost $10,344,184)			10,622,850

	SHORT-TERM INVESTMENTS--2.4%
3,403,867	Daily Assets Treasury Obligations			3,403,867

	TOTAL SHORT-TERM INVESTMENTS (Cost $3,403,867)			3,403,867

	TOTAL INVESTMENTS IN SECURITIES (Cost $135,379,797)--98.70%			140,081,871
	Other Assets and Liabilities, Net--1.30%			1,782,201

	TOTAL NET ASSETS--100.00%			$141,864,072

BANKNORTH VERMONT MUNICIPAL BOND FUND
(formerly, Stratevest Vermont Municipal Bond Fund)

Principal	Security Name	Interest Rate	Maturity Date	Value
	Municipal Bonds--99.4%
	Delaware--0.1%
$15,000	Delaware State Housing Authority SFH RV, Residential Mortgage, Series A, FHA/VA insured	9.38	06/01/12	$15,072

	Louisiana--0.8%
184,000	Jefferson Parish, LA, Home Mortgage Authority, SFH RV, FGIC insured	7.10	08/01/10	225,041
200,000	Lafayette, LA, Public Transportation Financing Authority, SFH RV, FHA insured	7.20	04/01/10	229,310
190,000	Monroe-West Monroe, LA, Public Transportation Financing Authority, SFH RV, Central Bank, LOC	7.20	08/01/10	219,602

				673,953

	Puerto Rico--7.3%
500,000	Commonwealth of Puerto Rico, Aqueduct & Sewer Authority, Utility RV, MBIA insured	4.40	07/01/02	508,375
760,000	Commonwealth of Puerto Rico, Aqueduct & Sewer Authority, Utility RV, MBIA insured	4.50	07/01/03	787,535
1,000,000	Commonwealth of Puerto Rico	6.25	07/01/10	1,044,620
2,000,000	Commonwealth of Puerto Rico, GO, MBIA-IBC insured	5.50	07/01/09	2,252,180
140,000	Puerto Rico, Housing Finance Corp., SFM RV, Remarketed 10/10/91, GNMA insured	6.75	10/15/13	143,524
60,000	Puerto Rico, Housing Finance Corp., SFM RV, Series A, GNMA insured	6.40	02/01/06	61,441
70,000	Puerto Rico, Housing Finance Corp., SFM RV, Series A, GNMA insured	6.00	02/01/09	71,859
160,000	Puerto Rico, Housing Finance Corp., SFM RV, Series A, GNMA insured	6.35	08/01/05	163,872
500,000	Puerto Rico Municipal Finance Agency, GO Bonds, Series A, Banco Popular de Puerto Rico, LOC	5.88	07/01/08	524,055
500,000	Puerto Rico, Telephone Authority, Utility RV, Series M, Chase Manhattan Bank, LOC	5.00	01/01/02	504,390
300,000	University of Puerto Rico RV, Series N, MBIA insured	4.90	06/01/03	312,426

				6,374,277

	Vermont--91.1%
300,000	Burlington, VT, Electric RV, Series A, MBIA insured	4.80	07/01/02	305,757
1,000,000	Burlington, VT, Electric RV, Series A, MBIA insured	4.90	07/01/03	1,039,510
500,000	Burlington, VT, Electric RV, Series A, MBIA insured	5.00	07/01/04	527,715
415,000	Burlington, VT, GO Bonds, Series A	5.00	12/01/04	441,759
800,000	Burlington, VT, GO Bonds, Series A	5.10	12/01/05	863,048
785,000	Burlington, VT, GO Bonds, Series A	5.20	12/01/06	843,169
20,000	Burlington, VT, GO Bonds, Series B, Bank of Boston, LOC	4.80	11/01/02	20,075
20,000	Burlington, VT, GO Bonds, Series B, Bank of Boston, LOC	4.90	11/01/03	20,073
400,000	Burlington, VT, Waterworks System, Utility RV, Series A, FGIC insured	4.50	07/01/04	417,108
300,000	Burlington, VT, Waterworks System, Utility RV, Series A, FGIC insured	4.65	07/01/06	317,601
150,000	Burlington, VT, Waterworks System, Utility RV, Series A, FGIC insured	4.75	07/01/07	159,524
300,000	Burlington, VT, Waterworks System, Utility RV, Series A, FGIC insured	4.80	07/01/08	316,917
95,000	Champlain Valley, VT, Union SD No. 15, GO Bonds	5.00	06/01/08	95,833
145,000	Champlain Valley, VT, Union SD No. 15, GO Bonds	5.13	06/01/12	145,934
175,000	Chittenden, VT, Solid Waste District, Utility RV, Vermont National Bank, LOC	6.00	01/01/03	181,979
90,000	Fair Haven, VT, Union SD, GO Bonds, AMBAC insured	4.75	12/01/02	92,532
90,000	Fair Haven, VT, Union SD, GO Bonds, AMBAC insured	4.85	12/01/03	94,244
90,000	Fair Haven, VT, Union SD, GO Bonds, AMBAC insured	4.95	12/01/04	95,464
90,000	Fair Haven, VT, Union SD, GO Bonds, AMBAC insured	5.00	12/01/05	96,478
90,000	Fair Haven, VT, Union SD, GO Bonds, AMBAC insured	5.05	12/01/06	95,918
135,000	Norwich, VT, SD, GO Bonds, AMBAC insured	4.25	07/15/02	137,178
25,000	Norwich, VT, SD, GO Bonds, AMBAC insured	4.50	07/15/09	26,154
75,000	Pawlett/Rupert, VT, Union Elementary SD No. 47, Education Facilities RV, MBIA insured	4.75	11/01/02	76,977
70,000	Pawlett/Rupert, VT, Union Elementary SD No. 47, Education Facilities RV, MBIA insured	5.00	11/01/03	73,401
120,000	Pawlett/Rupert, VT, Union Elementary SD No. 47, Education Facilities RV, MBIA insured	5.00	11/01/04	127,288
465,000	Rutland, VT, GO Bonds, Series B, Educational Facilities RV, AMBAC insured	4.55	07/15/02	473,426
30,000	Shelburne, VT, SD, GO Bonds	5.00	06/01/08	30,263
145,000	Shelburne, VT, SD, GO Bonds	5.10	06/01/10	146,121
120,000	Shelburne, VT, SD, GO Bonds	5.13	06/01/11	120,870
135,000	Shelburne, VT, SD, GO Bonds	5.13	06/01/12	135,869
510,000	St. Johnsbury, VT, SD, GO Bonds, AMBAC insured	4.50	09/01/04	533,210
500,000	St. Johnsbury, VT, SD, GO Bonds, AMBAC insured	4.50	09/01/05	526,050
520,000	St. Johnsbury, VT, SD, GO Bonds, AMBAC insured	4.55	09/01/06	549,614
515,000	St. Johnsbury, VT, SD, GO Bonds, AMBAC insured	4.65	09/01/07	546,945
520,000	St. Johnsbury, VT, SD, GO Bonds, AMBAC insured	4.80	09/01/08	555,818
2,175,000	VEDA - VT Tubbs 1	6.18	08/31/06	2,175,305
1,893,021	Vermont Educational & Health Country Hospital, Health Care RV 1,2	3.99	11/01/05	1,912,084
1,466,426	Vermont Education & Health Authority, Health RV, North Country Project 1	5.15	10/01/06	1,466,676
1,567,000	Vermont Education & Health Authority, Health Care RV, North Country Project 1,2	4.76	10/01/11	1,535,033
4,650,000	Vermont Education Facilities Authority, Education Facilities RV, Marlboro College Project 1	5.25	04/01/19	4,425,452
130,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities Revenue Bonds, Champlain College Project, Series A, Merchants Bank, LOC	5.20	10/01/01	130,176
700,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities Revenue Bonds, Middlebury College Project	5.00	11/01/01	702,912
285,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities Revenue Bonds, Middlebury College Project	5.00	11/01/02	293,063
770,000	Vermont Educational & Health Buildings Financing Agency Educational Facilities Revenue Bonds, Middlebury College Project	5.30	11/01/08	838,823
205,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities Revenue Bonds, St. Michaels College Project, AMBAC insured	6.65	10/01/01	205,705
310,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities Revenue Bonds, St. Michaels College Project, United Counties Trust, LOC	6.80	10/01/02	324,269
50,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities Revenue Bonds, Champlain College Project, Series A, Merchants Bank, LOC	5.40	10/01/02	50,918
90,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities Revenue Bonds, Champlain College Project, Series A, Merchants Bank, LOC	5.60	10/01/04	93,803
10,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities Revenue Bonds, Landmark College Project, Series A, Remarketed 11/1/94, Vermont National Bank, LOC	6.10	11/01/01	10,041
20,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities Revenue Bonds, St. Michaels College Project	5.75	10/01/04	21,666
100,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities Revenue Bonds, St. Michaels College Project	5.90	10/01/06	110,599
1,190,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities Revenue Bonds, St. Michaels College Project	6.50	10/01/14	1,337,036
85,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities Revenue Bonds, Landmark College Project, Series A, Remarketed 11/1/94, Vermont National Bank, LOC	6.15	11/01/02	87,317
70,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities Revenue Bonds, Landmark College Project, Series A, Remarketed 11/1/94, Vermont National Bank, LOC	6.20	11/01/03	73,139
350,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities Revenue Bonds, Middlebury College Project	5.55	11/01/03	371,032
260,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities Revenue Bonds, Middlebury College Project	5.80	11/01/05	279,196
160,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities Revenue Bonds, Middlebury College Project	5.90	11/01/06	171,445
150,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities Revenue Bonds, Middlebury College Project	6.00	11/01/07	162,641
190,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities Revenue Bonds, Landmark College Project, Series A, Remarketed 11/1/94, Vermont National Bank, LOC	7.15	11/01/14	201,244
488,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities Revenue Bonds, Middlebury College Project, Series A	4.40	11/01/27	488,956
210,000	Vermont Educational & Health Buildings Financing Agency, Health Care Revenue Bonds, Central Vermont Hospital & Nursing Project, Series P	4.13	11/15/02	213,675
430,000	Vermont Educational & Health Buildings Financing Agency, Health Care Revenue Bonds, Central Vermont Hospital & Nursing Project, Series P, AMBAC insured	4.25	11/15/03	443,369
555,000	Vermont Educational & Health Buildings Financing Agency, Health Care Revenue Bonds, Central Vermont Hospital & Nursing Project, Series P, AMBAC insured	4.38	11/15/04	576,845
60,000	Vermont Educational & Health Buildings Financing Agency, Health Care Revenue Bonds, Central Vermont Hospital & Nursing Project, Series P, AMBAC insured	4.40	11/15/05	62,605
605,000	Vermont Educational & Health Buildings Financing Agency, Health Care Revenue Bonds, Central Vermont Hospital & Nursing Project, Series P, AMBAC insured	4.50	11/15/06	634,270
200,000	Vermont Educational & Health Buildings Financing Agency, Health Care Revenue Bonds, Central Vermont Hospital & Nursing Project, Series P, AMBAC insured	4.63	11/15/07	210,448
65,000	Vermont Educational & Health Buildings Financing Agency, Health Care Revenue Bonds, Fletcher Allen Health Project, Series A, AMBAC insured	5.30	12/01/08	70,931
55,000	Vermont Educational & Health Buildings Financing Agency, Health Care Revenue Bonds, Fletcher Allen Health Project, Series A, AMBAC, LOC	5.30	12/01/09	60,080
245,000	Vermont Educational & Health Buildings Financing Agency, Health Care Revenue Bonds, Rutland Regional Medical Center Project, Series A, MBIA insured	4.90	04/01/02	247,918
210,000	Vermont Educational & Health Buildings Financing Agency, Health Care Revenue Bonds, Rutland Regional Medical Center Project, Series A, MBIA insured	5.00	04/01/03	212,472
400,000	Vermont Educational & Health Buildings Financing Agency, Health Care Revenue Bonds, Rutland Regional Medical Center Project, Series A, MBIA insured	5.05	04/01/04	404,524
500,000	Vermont Educational & Health Buildings Financing Agency, Health Care Revenue Bonds, Rutland Regional Medical Center Project, Series A, MBIA insured	5.20	04/01/06	504,925
350,000	Vermont Educational & Health Buildings Financing Agency, Health Care Revenue Bonds, Rutland Regional Medical Center Project, Series A, MBIA insured	5.25	04/01/07	353,140
375,000	Vermont Educational & Health Buildings Financing Agency, Health Care Revenue Bonds, Rutland Regional Medical Center Project, Series A, MBIA insured	5.30	04/01/08	378,041
295,000	Vermont Educational & Health Buildings Financing Agency, Health Care Revenue Bonds, Medical Center Hospital of Vermont Project, FGIC insured	5.50	09/01/02	303,791
370,000	Vermont Educational & Health Buildings Financing Agency, St. Michaels College Project	5.10	04/01/02	375,646
410,000	Vermont Educational & Health Buildings Financing Agency, St. Michaels College Project	5.20	04/01/03	426,195
130,000	Vermont Educational & Health Buildings Financing Agency, St. Michaels College Project	5.30	04/01/04	137,692
140,000	Vermont Educational & Health Buildings Financing Agency, St. Michaels College Project	5.40	04/01/05	150,763
305,000	Vermont Educational & Health Buildings Financing Agency RV, Rutland Regional Medical Center Project, Series A, MBIA insured	5.15	04/01/05	308,251
1,100,000	Vermont Housing Finance Agency 1,3	4.75	12/31/01	1,100,308
1,250,000	Vermont Housing Finance Agency 1,3	5.50	12/31/01	1,252,375
1,200,000	Vermont Housing Finance Agency	4.75	01/31/02	1,200,036
750,000	Vermont Housing Finance Agency	4.80	05/31/02	750,045
850,000	Vermont Housing Finance Agency 1,3	5.25	06/30/02	862,385
700,000	Vermont HFA, MFH RV, Columbian Ave. Project 1,3	4.75	04/30/02	700,098
150,000	Vermont Housing Finance Agency, Home Mortgage Purchase, Series A	7.75	06/15/16	151,946
330,000	Vermont Housing Finance Agency, Home Mortgage Purchase, Series B, FHA insured	7.40	12/01/05	335,495
600,000	Vermont Housing Finance Authority, McCaulley Square 1,3	4.90	12/31/01	600,096
335,000	Vermont Housing Finance Agency, MFH RV, Series A, HUD Sec 8, LOC	5.15	02/15/02	338,283
465,000	Vermont Housing Finance Agency, MFH RV, Series A, HUD Sec 8, LOC	5.25	02/15/03	477,509
205,000	Vermont Housing Finance Agency, MFH RV, Series A, HUD Sec 8, LOC	4.45	02/15/08	206,300
130,000	Vermont Housing Finance Agency, MFH RV, Series A, HUD Sec 8, LOC	4.55	02/15/09	130,781
25,000	Vermont Housing Finance Agency, SFH RV, Series 1, Remarketed 7/1/92	6.25	11/01/03	25,547
5,000	Vermont Housing Finance Agency, SFH RV, Series 2, Remarketed 2/1/93	6.00	05/01/02	5,034
180,000	Vermont Housing Finance Agency, SFH RV, Series 4, FHA, LOC	5.80	11/01/02	182,020
80,000	Vermont Housing Finance Agency, SFH RV, Series 4, FHA, LOC	5.90	05/01/03	81,120
155,000	Vermont Housing Finance Agency, SFH RV, Series 5	5.80	11/01/03	157,889
110,000	Vermont Housing Finance Agency, SFH RV, Series 5	5.90	11/01/04	112,451
165,000	Vermont Housing Finance Agency, SFH RV, Series 5	6.88	11/01/16	173,192
230,000	Vermont Housing Finance Agency, SFH RV, Series 5	5.80	05/01/03	233,261
90,000	Vermont Housing Finance Agency, SFH RV, Series 5	5.90	05/01/04	91,708
180,000	Vermont Housing Finance Agency, SFH RV, Series 9, MBIA insured	5.00	05/01/05	187,695
65,000	Vermont Housing Finance Agency, SFH RV, Series 9, MBIA insured	5.10	05/01/06	68,301
90,000	Vermont Housing Finance Agency, SFH RV, Series 9, Remarketed 8/26/98, MBIA insured	4.45	11/01/07	91,766
85,000	Vermont Housing Finance Agency, SFH RV, Series 9, Remarketed 8/26/98, MBIA insured	4.35	05/01/06	86,621
110,000	Vermont Housing Finance Agency, SFH RV, Series 9, Remarketed 8/26/98, MBIA insured	4.55	05/01/08	111,931
180,000	Vermont Housing Finance Authority, SFH RV, Series 11A, FSA insured	4.45	11/01/03	184,757
295,000	Vermont Housing Finance Authority, SFH RV, Series 11A, FSA insured	4.60	11/01/04	305,101
280,000	Vermont Housing Finance Authority, SFH RV, Series 11A, FSA insured	4.70	11/01/05	290,970
400,000	Vermont Housing Finance Authority, SFH RV, Series 11A, FSA insured	4.85	11/01/06	418,788
300,000	Vermont Housing Finance Authority, SFH RV, Series 11A, FSA insured	4.95	11/01/07	314,988
400,000	Vermont Housing Finance Authority, SFH RV, Series 11A, FSA insured	5.05	11/01/08	421,236
530,000	Vermont Housing Finance Authority, SFH RV, Series 11A, FSA insured	5.15	11/01/09	560,645
350,000	Vermont Housing Finance Authority, SFH RV, Series 12B, FSA insured	5.50	11/01/08	369,677
445,000	Vermont Housing Finance Authority, SFH RV, Series 12B, FSA insured	5.60	11/01/09	472,243
750,000	Vermont Municipal Bond Bank	6.00	12/01/04	820,725
500,000	Vermont Municipal Bond Bank, Series 1, AMBAC insured	5.00	12/01/02	514,940
100,000	Vermont Municipal Bond Bank, Series 1, AMBAC insured	4.75	12/01/03	104,498
30,000	Vermont Municipal Bond Bank, Series 1, AMBAC insured	5.10	12/01/04	31,998
1,500,000	Vermont Municipal Bond Bank, Series 1, FSA insured	4.30	12/01/06	1,568,385
1,000,000	Vermont Municipal Bond Bank, Series 1, FSA insured	4.40	12/01/07	1,046,940
70,000	Vermont Municipal Bond Bank, Series 1, Government of Bond Bank, LOC	5.60	12/01/01	70,543
250,000	Vermont Municipal Bond Bank, Series 1, Government of Bond Bank, LOC	5.80	12/01/03	265,008
235,000	Vermont Municipal Bond Bank, Series 1, Government of Bond Bank, LOC	5.60	12/01/03	249,173
80,000	Vermont Municipal Bond Bank, Series 1, Government of Bond Bank, LOC	5.70	12/01/04	86,392
860,000	Vermont Municipal Bond Bank, Series 1, MBIA insured	4.60	12/01/07	909,932
100,000	Vermont Municipal Bond Bank, Series 1, MBIA insured	4.80	12/01/08	106,704
340,000	Vermont Municipal Bond Bank, Series 1, MBIA insured	4.80	12/01/09	362,008
1,000,000	Vermont Municipal Bond Bank, Series 2, AMBAC insured	4.63	12/01/02	1,025,300
500,000	Vermont Municipal Bond Bank, Series 2, AMBAC insured	5.20	12/01/07	540,760
165,000	Vermont Municipal Bond Bank, Series 2, FSA insured	4.30	12/01/06	172,522
665,000	Vermont Municipal Bond Bank, Series 2, FSA insured	4.40	12/01/07	696,215
250,000	Vermont Municipal Bond Bank, Series 2, Government of Bond Bank, LOC	5.60	12/01/01	251,883
285,000	Vermont Municipal Bond Bank, Series 2, Government of Bond Bank, LOC	5.70	12/01/02	295,479
180,000	Vermont Municipal Bond Bank, Series A, Government of Bond Bank, LOC	5.80	12/01/03	190,012
900,000	Vermont Public Power Supply Authority RV, Power RV, McNeil Project, Series D, AMBAC insured	4.35	07/01/03	926,766
100,000	Vermont Public Power Supply Authority RV, Power RV, McNeil Project, Series D, AMBAC insured	4.40	07/01/04	103,896
1,000,000	Vermont Public Power Supply Authority RV, Power RV, McNeil Project, Series D, AMBAC insured	4.50	07/01/05	1,047,800
1,170,000	Vermont Public Power Supply Authority RV, Power RV, McNeil Project, Series D, AMBAC insured	5.00	07/01/15	1,170,316
70,000	Vermont State, GO Bonds, Series A	5.90	01/15/02	70,895
1,000,000	Vermont State, GO Bonds, Series A	4.50	01/15/02	1,007,630
350,000	Vermont State, GO Bonds, Series A	6.00	01/15/03	365,796
500,000	Vermont State, GO Bonds, Series A	4.50	01/15/03	512,525
2,000,000	Vermont State, GO Bonds, Series A	5.00	01/15/04	2,096,260
1,065,000	Vermont State, GO Bonds, Series A	5.00	01/15/05	1,129,805
500,000	Vermont State, GO Bonds, Series A	4.40	01/15/07	521,970
1,600,000	Vermont State, GO Bonds, Series A	5.00	01/15/08	1,712,128
1,300,000	Vermont State, GO Bonds, Series A	5.00	01/15/10	1,377,519
250,000	Vermont State, GO Bonds, Series A	4.30	02/01/03	255,770
50,000	Vermont State, GO Bonds, Series A, Fleet Trust Company, LOC	4.50	02/01/05	51,930
1,100,000	Vermont State, GO Bonds, Series B	4.30	10/15/04	1,146,123
1,250,000	Vermont State, GO Bonds, Series B	4.60	10/15/07	1,301,200
200,000	Vermont State, GO Bonds, Series B	5.40	08/01/02	205,358
2,750,000	Vermont State, GO Bonds, Series B, Fleet Trust Company, LOC	4.75	10/15/09	2,847,103
240,000	Vermont State, Student Assistance Corp Educational Loan RV, Educational Facilities RV, Financing Project, Series A-3, FSA insured	6.05	12/15/01	241,958
350,000	Vermont State, Student Assistance Corp Educational Loan RV, Educational Facilities RV, Financing Project, Series A-3, FSA insured	6.15	12/15/02	361,680
155,000	Vermont State, Student Assistance Corp Educational Loan RV, Educational Facilities RV, Financing Project, Series A-3, FSA insured	6.25	12/15/03	161,195
120,000	Vermont State, Student Assistance Corp Educational Loan RV, Educational Facilities RV, Financing Project, Series D, FSA insured	5.30	12/15/03	125,098
135,000	Vermont State, Student Assistance Corp Educational Loan RV, Educational Facilities RV, Financing Project, Series A-3, FSA insured	6.40	12/15/04	140,215
315,000	Vermont State, Student Assistance Corp Educational Loan RV, Educational Facilities RV, Financing Project, Series B, FSA insured	6.13	12/15/04	329,862
160,000	Vermont State, Student Assistance Corp Educational Loan RV, Educational Facilities RV, Financing Project, Series D, FSA insured	5.40	12/15/04	168,818
480,000	Vermont State, Student Assistance Corp Educational Loan RV, Educational Facilities RV, Financing Project, Series B, FSA insured	6.25	12/15/05	502,090
400,000	Vermont State, Student Assistance Corp Educational Loan RV, Educational Facilities RV, Financing Project, Series D, FSA insured	5.60	12/15/06	421,524
300,000	Vermont State, Student Assistance Corp Educational Loan RV, Educational Facilities RV, Financing Project, Series A-3, FSA insured	6.15	06/15/02	306,669
500,000	Vermont State, Student Assistance Corp Educational Loan RV, Educational Facilities RV, Financing Project, Series A-3, FSA insured	6.40	06/15/04	519,315
300,000	Vermont State, Student Assistance Corp Educational Loan RV, Educational Facilities RV, Financing Project, Series B, FSA insured	6.13	06/15/04	314,349
150,000	Vermont State, Student Assistance Corp Educational Loan RV, Educational Facilities RV, Financing Project, Series A-3, FSA insured	6.50	06/15/05	155,756
1,095,000	Vermont State, Student Assistance, Educational Facilities RV, Financing Project, Series B, FSA insured	6.35	06/15/06	1,145,206
100,000	VHFA BUS Barns 1,3	4.75	12/31/01	100,010
270,000	VHFA Rutland Rehabilitation 1,3	4.75	12/31/01	270,027

				79,250,333

	Wisconsin--0.1%
50,000	Kenosha, WI, GO Bonds, Series B, AMBAC insured	5.35	12/01/03	52,819

	TOTAL MUNICIPAL BONDS (Cost $83,661,736)			86,366,454

	SHORT-TERM INVESTMENTS--0.1%
102,471	Deutsche Tax Free Money Fund			102,471

	TOTAL SHORT-TERM INVESTMENTS (Cost $102,471)			102,471

	TOTAL INVESTMENTS IN SECURITIES (Cost $83,764,207)--99.5%			86,468,925
	Other Assets and Liabilities, Net--0.5%			455,489

	TOTAL NET ASSETS--100.00%			$86,924,414

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At August 31, 2001, these securities amounted to $16,399,849, which represents 18.9% of Net Assets. Included in these amounts are securities which have been deemed liquid that amounted to $4,885,299, which represents 5.6% of Net Assets.

2 Variable rate security.

3 Denotes a restricted security that has been deemed liquid by criteria approved by the Board of Trustees.

Notes to Portfolios of Investments

Banknorth Funds (formerly, Stratevest Funds)
 August 31, 2001

The following abbreviations are used in these portfolios:

ADR	--American Depository Receipts
AMBAC	--American Municipal Bond Assurance Corporation
FGIC	--Financial Guaranty Insurance Corporation
FHA	--Federal Housing Authority
FHLB	--Federal Home Loan Bank
FHLMC	--Federal Home Loan Mortgage Corporation
FNMA	--Federal National Mortgage Association
FSA	--Financial Security Assurance, Incorporated
GNMA	--Government National Mortgage Association
GO	--General Obligation
HUD	--Housing and Urban Development
IBC	--Insured Bond Certificates
LOC	--Letter of Credit
MBIA	--Municipal Bond Insurance Association
MFH	--Multi-Family Housing
RV	--Revenue Bonds
SD	--School District
SFH	--Single Family Housing
SFM	--Single Family Mortgage
VA	--Veterans Administration

See Notes to Financial Statements

Statement of Assets and Liabilities

Banknorth Funds (formerly, Stratevest Funds)
August 31, 2001

	Banknorth Large Cap Core Fund	Banknorth Large Cap Growth Fund	Banknorth Large Cap Value Fund	Banknorth Small/Mid Cap Core Fund	Banknorth Intermediate Bond Fund	Banknorth Vermont Municipal Bond Fund
Assets
Investments (Note 2):
Total investments, at value (Cost $36,550,384, $37,930,313, $61,115,630, $22,718,555, $135,379,797, and $83,764,207, respectively)	$44,618,183	$43,328,144	$97,351,418	$29,099,862	$140,081,871	$86,468,925
Cash	--	--	--	--	--	61,562
Interest, dividends and other receivables	40,179	44,404	248,711	7,644	2,456,311	1,022,359
Receivable for securities sold	1,156,043	345,588	4,899,884	--	--	--
Receivable for fund shares sold	6,224	15,914	9,779	12,357	7,556	--

Total Assets	45,820,629	43,734,050	102,509,792	29,119,863	142,545,738	87,552,846

Liabilities
Dividends payable	--	--	--	--	533,913	298,475
Payable for fund shares redeemed	146,171	27,920	284,980	10,018	10,000	245,338
Payable for investments purchased	1,669,952	--	4,373,598	--	--	--
Payable to transfer agent (Note 3)	1,620	1,530	1,550	1,530	1,550	1,530
Payable to custodian (Note 3)	1,663	1,742	2,851	1,445	3,351	2,453
Payable to shareholder service agent (Note 3)	7,727	7,841	17,445	5,067	24,164	14,854
Payable to administrator (Note 3)	5,795	5,880	13,083	3,801	18,123	11,140
Payable to investment adviser (Note 3)	28,975	29,402	65,417	19,003	44,407	18,567
Accrued expenses and other liabilities	29,050	30,638	38,904	29,151	46,158	36,075

Total Liabilities	1,890,953	104,953	4,797,828	70,015	681,666	628,432

Net Assets	$43,929,676	$43,629,097	$97,711,964	$29,049,848	$141,864,072	$86,924,414

Components of Net Assets
Paid-in capital	$36,110,144	$38,928,180	$55,272,368	$22,740,991	$139,918,622	$84,279,376
Undistributed net investment income (loss)	--	--	180,129	--	10,673	4,890
Unrealized appreciation (depreciation) on investments	8,067,799	5,397,831	36,235,788	6,381,307	4,702,074	2,704,718
Accumulated net realized gain (loss)	(248,267)	(696,914)	6,023,679	(72,450)	(2,767,297)	(64,570)

Net Assets	$43,929,676	$43,629,097	$97,711,964	$29,049,848	$141,864,072	$86,924,414

Shares of Beneficial Interest	4,976,678	6,455,537	10,866,888	3,697,611	13,651,257	8,507,466

Net Asset Value, and Redemption Price Per Share	$ 8.83	$ 6.76	$ 8.99	$ 7.86	$ 10.39	$ 10.22

Offering Price Per Share (NAV (1-Maximum Sales Load))	$ 9.34	$ 7.15	$ 9.51	$ 8.32	$ 10.79	$ 10.62

Maximum Sales Load	5.50%	5.50%	5.50%	5.50%	3.75%	3.75%

Statement of Operations

Banknorth Funds (formerly, Stratevest Funds)
For the year ended May 31, 2001 (a)

Banknorth Large Cap Core Fund
Investment Income
Interest income	$147,030
Dividend income	323,347

Total Investment Income	470,377

Expenses
Investment adviser (Note 3)	292,369
Administrator (Note 3)	78,593
Shareholder service agent (Note 3)	44,369
Transfer agent (Note 3)	73,441
Custody (Note 3)	13,000
Accounting (Note 3)	34,053
Audit	10,950
Legal	6,000
Distribution (Note 3)	44,369
Compliance (Note 3)	9,700
Miscellaneous	18,080

Total Expenses	624,924
Fees waived (Note 4)	(96,795)

Net Expenses	528,129

Net Investment Income (Loss)	(57,752)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	732,972
Net change in unrealized appreciation (depreciation) on investments	(5,070,290)

Net Realized and Unrealized Gain (Loss) on Investments	(4,337,318)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(4,395,070)

(a) See Note 1 of Notes to Financial Statements.

Statement of Operations

Banknorth Funds (formerly, Stratevest Funds)
For the period ended August 31, 2001 (b)

Banknorth Large Cap Core Fund
Investment Income
Interest income	$10,851
Dividend income	106,906

Total Investment Income	117,757

Expenses
Investment adviser (Note 3)	86,926
Administrator (Note 3)	17,466
Transfer agent (Note 3)	9,706
Custodian (Note 3)	2,530
Accounting (Note 3)	6,750
Reporting	556
Shareholder service agent (Note 3)	28,975
Audit	4,408
Legal	1,147
Distribution (Note 3)	28,975
Compliance	14,102
Miscellaneous	1,304

Total Expenses	202,845
Fees waived (Note 4)	(34,851)

Net Expenses	167,994

Net Investment Income (Loss)	(50,237)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(280,190)
Net change in unrealized appreciation (depreciation) on investments	(3,529,762)

Net Realized and Unrealized Gain (Loss) on Investments	(3,809,952)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(3,860,189)

(b) For the three month period ending August 31, 2001. See Note 1 of Notes to Financial Statements.

Statement of Operations

Banknorth Funds (formerly, Stratevest Funds)

For the period ended August 31, 2001 (a)

	Banknorth Large Cap Growth Fund	Banknorth Large Cap Value Fund	Banknorth Small/Mid Cap Core Fund	Banknorth Intermediate Bond Fund	Banknorth Vermont Municipal Bond Fund
Investment Income
Interest income	$55,465	$48,683	$38,172	$ 8,020,754	$4,129,988
Dividend income	345,389	1,963,862	75,802	--	--

Total Investment Income	400,854	2,012,545	113,974	8,020,754	4,129,988

Expenses
Investment adviser (Note 3)	368,993	748,640	220,074	760,425	423,550
Administrator (Note 3)	73,799	149,728	68,630	190,106	127,065
Transfer agent (Note 3)	21,488	22,961	20,993	23,935	22,419
Custodian (Note 3)	11,197	16,670	9,492	20,821	17,150
Accounting (Note 3)	27,482	56,083	16,231	70,304	54,572
Reporting	4,304	7,576	3,582	8,436	6,050
Shareholder service agent (Note 3)	122,998	249,547	73,358	316,844	211,775
Audit	11,200	11,200	11,200	11,200	11,200
Legal	2,653	3,524	2,346	4,021	3,204
Distribution (Note 3)	122,998	249,547	73,358	316,844	211,775
Compliance	36,823	43,469	35,684	49,319	38,173
Miscellaneous	3,511	3,940	3,322	9,858	29,483

Total Expenses	807,446	1,562,885	538,270	1,782,113	1,156,416
Fees waived (Note 4)	(147,598)	(299,456)	(112,645)	(448,063)	(384,427)

Net Expenses	659,848	1,263,429	425,625	1,334,050	771,989

Net Investment Income (Loss)	(258,994)	749,116	(311,651)	6,686,704	3,357,999

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(329,542)	6,543,649	70,016	(2,143,660)	(64,570)
Net increase from payments by affiliates and net gain realized	--	--	--	38,019	--
Net change in unrealized appreciation (depreciation) on investments	(19,696,670)	(17,231,221)	(6,950,562)	7,087,702	2,095,530

Net Realized and Unrealized Gain (Loss) on Investments	(20,026,212)	(10,687,572)	(6,880,546)	4,982,061	2,030,960

	$(20,285,206)	$(9,938,456)	$(7,192,197)	$11,668,765	$5,388,959
Net Increase (Decrease) in Net Assets Resulting From Operations

(a) See Note 1 of Notes to Financial Statements.

Statement of Changes in Net Assets

Banknorth Funds (formerly, Stratevest Funds)
 For the years ended May 31, 2000 and 2001 and the period ended
August 31, 2001

	Banknorth Large Cap Core Fund
	Amount	Shares
Net Assets--May 31, 1999	$32,134,175

Operations
Net investment income (loss)	(72,332)
Net realized gain (loss) on investments	5,788,225
Net change in unrealized appreciation (depreciation) on investments	(658,802)

Net Increase (Decrease) in Net Assets Resulting from Operations	5,057,091

Distributions to Shareholders From
Net investment income	--
Net realized gain on investments	(3,019,893)

Total Distributions to Shareholders	(3,019,893)

Capital Share Transactions
Sale of shares	2,250,027	189,609
Reinvestment of distributions	3,013,298	262,471
Redemption of shares	(5,036,676)	(420,485)

Net Increase in Capital Transactions	226,649	31,595

Net Increase in Net Assets	2,263,847

Net Assets--May 31, 2000	$34,398,022

Undistributed Net Investment Income (Loss)	$ --

Operations
Net investment income (loss)	(57,752)
Net realized gain (loss) on investments	732,972
Net change in unrealized appreciation (depreciation) on investments	(5,070,290)

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,395,070)
Distributions to Shareholders From
Net realized gain on investments	(5,861,229)

Total Distributions to Shareholders	(5,861,229)

Capital Share Transactions
Sale of shares	34,632,692	3,014,837
Reinvestment of distributions	5,838,225	569,554
Redemption of shares	(17,686,388)	(1,529,495)

Net Increase in Capital Transactions	22,784,529	2,054,896

Net Increase in Net Assets	12,528,230

Net Assets--May 31, 2001	$46,926,252

Undistributed Net Investment Income (Loss)	$ --

Operations
Net investment income (loss)	(50,237)
Net realized gain (loss) on investments	(280,190)
Net change in unrealized appreciation (depreciation) on investments	(3,529,762)

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,860,189)

Capital Share Transactions
Sale of shares	2,187,389	235,103
Redemption of shares	(1,323,776)	(142,751)

Net Increase (Decrease) in Capital Transactions	863,613	92,352

Net Increase (Decrease) in Net Assets	(2,996,576)

Net Assets--August 31, 2001	$43,929,676

Undistributed Net Investment Income (Loss)	$ --

Statement of Changes in Net Assets

Banknorth Funds (formerly, Stratevest Funds)
For the period ended August 31, 2001 (a)

	Banknorth Large Cap Growth Fund	Banknorth Large Cap Value Fund		Banknorth Small/Mid Cap Core Fund		Banknorth Intermediate Bond Fund		Banknorth Vermont Municipal Bond Fund
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Net Assets (a)	$ --		$ --		$ --		$ --		$ --
Operations
Net investment income (loss)	(258,994)		749,116		(311,651)		6,686,704		3,357,999
Net realized gain (loss) on investments	(329,542)		6,543,649		70,016		(2,143,660)		(64,570)
Net increase from payments by affiliates	--		--		--		38,019		--
Net change in unrealized appreciation (depreciation) on investments	(19,696,670)		(17,231,221)		(6,950,562)		7,087,702		2,095,530

Net Increase (Decrease) in Net Assets Resulting from Operations	(20,285,206)		(9,938,456)		(7,192,197)		11,668,765		5,388,959

Distributions to Shareholders From
Net investment income	--		(568,987)		--		(6,675,616)		(3,353,109)
Net realized gain on investments	(367,424)		(519,970)		(75,836)		--		--

Total Distribution to Shareholders	(367,424)		(1,088,957)		(75,836)		(6,675,616)		(3,353,109)

Capital Share Transactions
Sale of shares	12,739,220	1,504,343	13,768,484	1,390,226	7,013,072	821,189	12,789,057	1,254,110	4,339,907	429,557
Issuance through reorganization	66,769,619	6,796,576	120,756,265	12,090,521	39,438,114	4,035,659	157,827,843	15,717,398	99,868,742	9,986,874
Reinvestment of distributions	143,466	16,878	145,673	14,876	31,949	3,785	882,218	86,397	25,497	2,527
Redemption of shares	(15,370,578)	(1,862,260)	(25,931,045)	(2,628,735)	(10,165,254)	(1,163,022)	(34,628,195)	(3,406,648)	(19,345,582)	(1,911,492)

Net Increase (Decrease) in Capital Transactions	64,281,727	6,455,537	108,739,377	10,866,888	36,317,881	3,697,611	136,870,923	13,651,257	84,888,564	8,507,466

Net Increase (Decrease) in Net Assets	43,629,097		97,711,964		29,049,848		141,864,072		86,924,414

Net Assets--August 31, 2001	$ 43,629,097		$ 97,711,964		$ 29,049,848		$141,864,072		$ 86,924,414

	$ --		$ 180,129		$ --		$ 10,673		$ 4,890
Undistributed Net Investment Income (Loss)

(a) See Note 1 of Notes to Financial Statements for date of commencement of operations.

Financial Highlights

Banknorth Funds (formerly, Stratevest Funds)

(Selected per share data and ratios for a share outstanding throughout each period)

	Selected Data for a Single Share						Ratios/Supplemental Data
							Ratios to Average Net Assets
	Beginning Net Asset Value Per Share	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Investment Gains	Ending Net Asset Value Per Share	Total Return (e)	Net Assets At End of Period (000's Omitted)	Net Investment Income (Loss)	Net Expenses	Gross Expenses (g)	Portfolio Turnover Rate
Banknorth Large Cap Core Fund (d)
June 1, 2001 to August 31, 2001	$ 9.61	$(0.01)	$ (0.77)	$ --	$ --	$ 8.83	(8.12)%	$ 43,930	(0.43)%(f)	1.45%(f)	1.75%(f)	12%
June 1, 2000 to May 31, 2001	12.15	(0.01)	(1.00)	--	(1.53)	9.61	(9.04)%	46,926	(0.14)%	1.25%	1.47%	26%
June 1, 1999 to May 31, 2000	11.49	(0.03)	1.80	--	(1.11)	12.15	15.96%	34,398	(0.21)%	1.10%	1.42%	26%
June 1, 1998 to May 31, 1999	10.13	(0.01)	2.31	--(c)	(0.94)	11.49	24.21%	32,134	(0.06)%	1.10%	1.44%	16%
December 17, 1997 to May 31, 1998	8.87	--(b)	1.26	--	--	10.13	14.30%	30,090	0.09%(f)	1.10%(f)	2.09%(f)	11%
Banknorth Large Cap Growth Fund
October 2, 2000 (a) to August 31, 2001	10.00	(0.04)	(3.15)	--	(0.05)	6.76	(31.98)%	43,629	(0.53)%(f)	1.34%(f)	1.64%(f)	21%
Banknorth Large Cap Value Fund
October 2, 2000 (a) to August 31, 2001	10.00	0.07	(0.98)	(0.05)	(0.05)	8.99	(9.19)%	97,712	0.75%(f)	1.27%(f)	1.57%(f)	30%
Banknorth Small/Mid Cap Core Fund
October 2, 2000 (a) to August 31, 2001	10.00	(0.08)	(2.04)	--	(0.02)	7.86	(21.22)%	29,050	(1.06)%(f)	1.45%(f)	1.83%(f)	31%
Banknorth Intermediate Bond Fund
October 2, 2000 (a) to August 31, 2001	10.00	0.49	0.39	(0.49)	--	10.39	9.12%	141,864	5.28%(f)	1.05%(f)	1.41%(f)	9%
Banknorth Vermont Municipal Bond Fund
October 2, 2000 (a) to August 31, 2001	10.00	0.37	0.22	(0.37)	--	10.22	6.00%	86,924	3.96%(f)	0.91%(f)	1.37%(f)	11%

(a) Commencement of operations.

(b) Net investment income per share was $0.001972.

(c) Distributions per share were $0.001995.

(d) The Fund reorganized on January 8, 2001 (Note 1).

(e) Total return calculations do not include sales charges.

(f) Annualized.

(g) The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any waivers and/or reimbursements (Note 4).

Notes to Financial Statements

Banknorth Funds (formerly, Stratevest Funds)
August 31, 2001

(1) ORGANIZATION

Banknorth Funds (the "Trust"), (formerly Stratevest Funds), is a Delaware business trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust commenced operations on October 2, 2000. The Trust consists of Banknorth Large Cap Core Fund, Banknorth Large Cap Growth Fund, Banknorth Large Cap Value Fund, Banknorth Small/Mid Cap Core Fund, Banknorth Intermediate Bond Fund, and Banknorth Vermont Municipal Bond Fund (each a "Fund" and collectively, the "Funds").

The Trust is authorized to issue an unlimited number of the Funds shares of beneficial interest without par value.

On January 8, 2001, Investors Equity Fund ("Former Fund") was reorganized into Banknorth Large Cap Core Fund as approved by the Board of Trustees of the Banknorth Funds on August 15, 2000 and of Forum Funds on October 2, 2000. The net assets of the Former Fund on January 8, 2001 were $43,748,574. Each shareholder of the Former Fund received 1.128 shares of Banknorth Large Cap Core Fund. The financial statements for the Banknorth Large Cap Core Fund, contained herein, reflect the historical operations of the Former Fund prior to January 8, 2001. Effective August 24, 2001, the Banknorth Large Cap Core Fund changed its fiscal year end from May 31 to August 31 to coincide with all other Banknorth Funds. As a result, the Statement of Operations and Statement of Changes in Net Assets for the 12-month period ended May 31, 2001 and the 3-month period ended August 31, 2001 are contained herein.

On January 8, 2001, Investors High Grade Bond Fund, a series of Forum Funds, transferred its net assets to Banknorth Intermediate Bond Fund, as approved by the Board of Trustees of the Banknorth Funds on August 15, 2000 and of Forum Funds as of October 2, 2000.

The acquisition of net assets and unrealized gain/loss from these contributing entities for the Funds was as follows:

Contributing Entity	Date of Contribution	Net Assets	Shares Issued	Unrealized Gain/(Loss)
Banknorth Large Cap Core Fund:
Investors Equity Fund	January 8, 2001	$ 43,748,574	4,374,857	$ 13,677,514
Banknorth Large Cap Growth Fund:
EB Large Cap Growth Stock Fund	October 2, 2000	$ 26,733,380	2,673,379	$ 13,071,537
CF Large Cap Growth Fund	October 9, 2000	40,036,239	4,123,197	12,022,964
				25,094,501
Banknorth Large Cap Value Fund:
CF Value Stock Fund	October 2, 2000	$ 104,356,391	10,435,639	$ 46,604,934
EB Value Stock Fund	October 9, 2000	16,399,874	1,654,882	6,862,075
				53,467,009
Banknorth Small/Mid Cap Core Fund:
CF Mid/Small Cap Fund	October 2, 2000	$ 23,837,213	2,383,722	$ 7,693,994
EB Mid/Small Cap Fund	October 9, 2000	15,600,901	1,651,937	5,637,875
				13,331,869
Banknorth Intermediate Bond Fund:
CF Max Inc. Bond Fund	October 2, 2000	$ 91,701,550	9,170,155	$ (1,716,790)
CF Bond Fund	October 9, 2000	22,521,975	2,248,599	(534,184)
EB Bond Fund	October 9, 2000	9,657,829	964,240	(208,992)
EB Fixed Income Fund	October 9, 2000	11,485,634	1,146,728	(261,466)
Investors High Grade Bond Fund	January 8, 2001	22,460,855	2,187,676	335,804
				(2,385,628)
Banknorth Vermont Municipal Bond Fund:
CF Vermont Tax Exempt Fund	October 2, 2000	$ 99,868,742	9,986,874	$ 609,188

(2) SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation--On each Fund business day, the Trust determines the net asset value per share of the Funds as of the close of the regular trading day on the New York Stock Exchange. Securities, other than short-term securities, held by the Funds, and for which market quotations are readily available, are valued using the last reported sales price provided by independent pricing services. If no sales price is reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Trust's Board of Trustees. Securities that mature in sixty days or less are valued at amortized cost. Investments in other open-end regulated investment companies are valued at net asset value.

Security Transactions and Investment Income--Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

Repurchase Agreements--The Funds may invest in repurchase agreements. The Funds, through their custodian, receive delivery of the underlying securities, whose market value must always exceed the repurchase price. In the event of default, a Fund may have difficulties disposing of such securities.

Distributions to Shareholders--Distributions of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds.

The following reclassifications have been made to financial statements:

	Increase (Decrease)
	Paid-In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Banknorth Large Cap Core Fund	$ (50,237)	$ --	$ 50,237
Banknorth Large Cap Growth Fund	(262,562)	52	262,510
Banknorth Large Cap Value Fund	--	--	--
Banknorth Small/Mid Cap Core Fund	(245,021)	(66,630)	311,651
Banknorth Intermediate Bond Fund	662,071	(661,656)	(415)
Banknorth Vermont Municipal Bond Fund	--	--	--

Federal Taxes--The Funds intend to qualify each year as regulated investment companies and distribute all of their taxable income. In addition, by distributing in each calendar year substantially all net investment income, capital gain and certain other amounts, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

As of August 31, 2001, Banknorth Vermont Municipal Bond Fund and Banknorth Intermediate Bond Fund have capital loss carryovers in the following amounts:

Fund	Amount	Expiring Date
Banknorth Vermont Municipal Bond Fund	$ 52,741	August 2009

Banknorth Intermediate Bond Fund	$ 83,619	August 2007
	486,382	August 2008
	29,558	August 2009

Expense Allocation--The Trust accounts separately for the assets, liabilities and operations of each of its Funds. Expenses that are directly attributable to more than one Fund are allocated among the respective Funds in proportion to each Fund's average daily net assets.

Adoption of New Accounting Principle--In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investments Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The adoption of the Guide will not have any effect on the financial statements.

(3) ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED PARTIES

Investment Adviser--The investment adviser for the Funds is Banknorth Investment Advisors ("Banknorth," or "the Adviser"). Banknorth is an affiliate and subsidiary of Banknorth Group. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from each Fund at an annual rate of the Fund's average daily net assets as follows:

Fund	Annual Rate
Banknorth Large Cap Core Fund	0.75%
Banknorth Large Cap Growth Fund	0.75%
Banknorth Large Cap Value Fund	0.75%
Banknorth Small/Mid Cap Core Fund	0.75%
Banknorth Intermediate Bond Fund	0.60%
Banknorth Vermont Municipal Bond Fund	0.50%

Banknorth has voluntarily chosen to waive a portion of its fee. Banknorth waived 0.25% of Vermont Municipal Bond Fund's average daily net assets, and waived 0.10% of Intermediate Bond Fund's average daily net assets. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

For the Banknorth Large Cap Core Fund, pursuant to an Investment Advisory Agreement, Banknorth received an advisory fee from the Fund at an annual rate of the Fund's average daily net assets. The rate was 0.65% from June 1, 2000 to January 7, 2001 and 0.75% thereafter. For the period July 6, 2000 to August 13, 2000, Peoples Heritage Bank, an affiliate of Banknorth, was the Fund's adviser. Pursuant to an Investment Advisory Agreement, People's Heritage Bank received a fee from the Fund at an annual rate 0.65% of the Fund's average daily net assets. Prior to July 6, 2000, H.M. Payson & Co. ("Payson") was the Fund's adviser and pursuant to an Investment Advisory Agreement received a fee from the Fund at an annual rate of 0.65% of the Fund's average daily net assets. Payson had entered into an investment sub-advisory agreement with Peoples Heritage Bank under which Peoples exercised certain investment discretion over the assets (or a portion of assets) of the Fund. For its sub-advisory services, Payson paid a fee to Peoples at an annual rate of 0.25% for the Fund's average daily net assets.

Administrator--The administrator for the Funds is Federated Services Company ("Federated"). For its services, Federated received an administrative fee at an annual rate of 0.15% on the first $500 million of each Fund's average daily net assets, 0.125% on the next $500 million, 0.11% on the next $1 billion, and 0.10% thereafter, subject to a $75,000 annual minimum. This minimum is being contractually waived through October 31, 2001.

For the Banknorth Large Cap Core Fund, prior to January 8, 2001, Forum Administrative Services, LLC ("FadS") was the administrator for the Fund. For its services, FadS received a fee at an annual rate of 0.20% of the average daily net assets of the Fund. As of January 8, 2001, the administrator for the Fund is Federated.

Transfer Agent--Federated is the transfer agent and dividend disbursement agent for the Funds. Federated received from each Fund an annual fee of $18,000, plus an annual shareholder account fee of $16 per shareholder account for Funds that declare dividends daily and $10 for Funds that declare dividends other than daily, plus other miscellaneous fees.

For the Banknorth Large Cap Core Fund, prior to January 8, 2001, Forum Shareholder Services, LLC ("FSS") was the transfer agent and dividend disbursing agent for the fund. FSS received an annual fee of $12,000, plus 0.25% of the average daily net assets and an annual shareholder account fee of $18 per shareholder account. As of January 8, 2001, Federated is the transfer agent and dividend disbursement agent for the Fund.

Distributor--Edgewood Services, Inc. ("Edgewood"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., acts as each Fund's distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act under which the Trust pays Edgewood a distribution fee at an annual rate of 0.25% of the average daily net assets of each Fund. Edgewood may pay any or all of these payments to various institutions that provide distribution or shareholder services for the Funds. Edgewood has contractually agreed to waive all fees due under the Distribution Plan through October 31, 2001.

For the Banknorth Large Cap Core Fund, prior to January 8, 2001, Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., was the Fund's distributor. For its services, FFS received, and reallocated to certain financial institutions, the sales charges paid in connection with purchases or sales of the Fund's shares. As of January 8, 2001, Edgewood acts as the Fund's distributor.

Shareholder Service Agent--The Trust has adopted a shareholder servicing plan under which the Trust pays Federated Shareholder Services Company a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of each Fund. Due to certain contractual waivers that are in effect through October 31, 2001, Federated Shareholder Services Company only received a fee of 0.20% of the average daily net assets of each Fund under the shareholder servicing plan. Federated Shareholder Services Company may pay any or all amounts of these fees to various institutions that provide shareholder servicing to their customers.

Other Service Providers--Forum Accounting Services, LLC ("FAcS") provides fund accounting services and certain financial sub-administration services to the Funds. For its services, FAcS receives an annual fee of $270,000. For each Fund, fee is allocated based on the Fund's average net assets. In addition, FAcS receives certain surcharges based upon the number of positions held by each Fund. The Custodian is Forum Trust, LLC. Forum Trust, LLC receives a fee at an annual rate of 0.01% of the average daily net assets of the Funds plus an annual maintenance fee of $5,000 per Fund, plus certain other transactional charges.

For the Banknorth Large Cap Core Fund, prior to January 8, 2001, FacS received an annual fee of $36,000, plus certain surcharges based upon the asset level of the fund as well as the number and type of transactions made by the fund and Forum Trust received $3,600 per year, an annual asset fee of 0.01% of the fund's average daily net assets plus certain other transactions fees.

(4) WAIVER OF FEES

Certain service providers of the Funds have undertaken to waive a portion of their fees through October 31, 2001, so that total expenses of each Fund would not exceed certain limitations. Fee waivers may decrease after October 31, 2001. For the period ended August 31, 2001, fees waived were as follows:

	Fees Waived
	Investment Advisory	Administration	Shareholder Service	Distribution	Total Fees Waived
Banknorth Large Cap Core Fund	$ --	$ 81	$ 5,795	$ 28,975	$ 34,851
Banknorth Large Cap Growth Fund	--	--	24,600	122,998	147,598
Banknorth Large Cap Value Fund	--	--	49,909	249,547	299,456
Banknorth Small/Mid Cap Core Fund	--	24,615	14,672	73,358	112,645
Banknorth Intermediate Bond Fund	67,850	--	63,369	316,844	448,063
Banknorth Vermont Municipal Bond Fund	130,297	--	42,355	211,775	384,427

For the period ended May 31, 2001 for the Banknorth Large Cap Core Fund, fees waived were as follows:

Fees Waived
Transfer Agent	Investment Advisory	Administrator	Shareholder Service	Distribution	Total Fees Waived
$ 9,747	$ 30,837	$ 2,968	$ 8,874	$ 44,369	$ 96,795

(5) SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of securities (including maturities), other than short-term investments, were as follows for the period ended August 31, 2001:

	Purchases	Sales and Maturities
Banknorth Large Cap Core Fund	$ 6,167,868	$ 5,337,742
Banknorth Large Cap Growth Fund	11,503,955	11,011,245
Banknorth Large Cap Value Fund	32,886,055	44,816,352
Banknorth Small/Mid Cap Core Fund	9,506,219	11,888,596
Banknorth Intermediate Bond Fund	12,112,020	27,888,474
Banknorth Vermont Municipal Bond Fund	9,657,671	23,447,456

For federal income tax purposes, the tax basis of investment securities owned as of August 31, 2001, the aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value were as follows:

	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Banknorth Large Cap Core Fund	$ 36,550,384	10,152,731	(2,084,932)	$ 8,067,799
Banknorth Large Cap Growth Fund	37,930,313	12,335,543	(6,937,712)	5,397,831
Banknorth Large Cap Value Fund	61,115,630	37,887,853	(1,652,065)	36,235,788
Banknorth Small/Mid Cap Core Fund	22,718,555	8,896,313	(2,515,006)	6,381,307
Banknorth Intermediate Bond Fund	135,433,848	4,734,558	(86,535)	4,648,023
Banknorth Vermont Municipal Bond Fund	83,764,207	2,961,567	(256,849)	2,704,718

(6) PAYMENTS BY AFFILIATES

For the year ended August 31, 2001, the Adviser made a contribution to the Banknorth Intermediate Bond Fund to offset an investment pricing error at conversion. This amount is reflected as payment by affiliate on the Statement of Operations and Changes in Net Assets. This payment had no effect on the total return of the Fund.

(7) RESTRICTED SECURITIES

Restricted Securities--Restricted Securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. They will not incur registration costs upon such resales. The restricted securities are valued at the price provided by dealers in the secondary market, or, if no market prices are available, at the fair value determined by the pricing committee.

Banknorth Vermont Municipal Bond Fund:

Security	Fund Acquisition Date	Acquisition Cost
VEDA - VT Tubbs	September 18, 1996	$ 2,211,342
Vermont Education Facilities Authority, Education Facilities RV, Marlboro College Project	March 22, 1999	4,650,101
Vermont Education & Health Country Hospital, Health Care RV	October 10, 1995 - January 31, 2000	1,893,265
Vermont Education & Health Authority, Health RV, North Country Project	October 15, 1998	1,466,426
Vermont Education & Health Authority, Health RV, North Country Project	November 7, 1996	1,576,049

(8) CONCENTRATION OF RISK

Concentration of Risk--The Banknorth Vermont Municipal Bond Fund invests substantially all of its assets in debt obligations of issuers located in the state of Vermont. The issuer's abilities to meet their obligations may be affected by economic or political developments in Vermont.

(9) SUBSEQUENT EVENTS

In August 2001, the Board of Trustees approved changing the name of Stratevest Funds to Banknorth Funds, effective October 31, 2001.

Report of Independent Auditors

To the Board of Trustees and Shareholders of
BANKNORTH FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Banknorth Funds (the "Trust") (formerly, Stratevest Funds) (comprising the Banknorth Large Cap Core Fund (formerly, Forum Investors Equity Fund), Banknorth Large Cap Growth Fund, Banknorth Large Cap Value Fund, Banknorth Small/Mid Cap Core Fund, Banknorth Intermediate Bond Fund and Banknorth Vermont Municipal Bond Fund (collectively the "Funds") as of August 31, 2001, the related statements of operations for the period from October 2, 2000 (commencement of operations) to August 31, 2001 (for the period from June 1, 2001 to August 31, 2001 and for the year ended May 31, 2001 for Banknorth Large Cap Core Fund), and the statements of changes in net assets and financial highlights for the period from October 2, 2000 to August 31, 2001 (the statement of changes in net assets for the period from June 1, 2001 to August 31, 2001 and for the years ended May 31, 2000 and 2001 and the financial highlights for the period from June 1, 2001 to August 31, 2001 and for each of the years in the four year period ended May 31, 2001 for Banknorth Large Cap Core Fund). These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2001, and the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 19, 2001

BANKNORTH FUNDS

Trustees and Officers

TRUSTEES	OFFICERS

John F. Donahue	John F. Donahue
Chairman

Thomas G. Bigley
Peter J. Germain
John T. Conroy, Jr.	President

Nicholas P. Constantakis	J. Christopher Donahue
Executive Vice President

John F. Cunningham

John W. McGonigle
J. Christopher Donahue	Vice President and Secretary

Lawrence D. Ellis, M.D.	Richard J. Thomas
Treasurer

Peter E. Madden

Gail C. Jones
Charles F. Mansfield, Jr.	Assistant Secretary

John E. Murray, Jr., J.D., S.J.D.

Marjorie P. Smuts

John S. Walsh

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

[Logo of Banknorth Funds]
(formerly, Stratevest Funds)

BANKNORTH LARGE CAP CORE FUND
BANKNORTH LARGE CAP GROWTH FUND
BANKNORTH LARGE CAP VALUE FUND
BANKNORTH SMALL/MID CAP CORE FUND
BANKNORTH INTERMEDIATE BOND FUND
BANKNORTH VERMONT MUNICIPAL BOND FUND

[Logo of Banknorth Funds]
(formerly, Stratevest Funds)

Banknorth Investment Advisors
Investment Adviser
OCTOBER 31, 2001

Banknorth Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7010

Edgewood Services, Inc., Distributor

Investment Company Act File No. 811-10021
Cusip 06646S204
Cusip 06646S303
Cusip 06646S402
Cusip 06646S501
Cusip 06646S105
Cusip 06646S600
26310 (10/01)